UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GENERAL STEEL HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GENERAL STEEL HOLDINGS, INC.
Level 21, Tower B, Jiaming Center
No. 27 Dong San Huan North Road
Chaoyang District,
Beijing, China, 100020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

Notice is hereby given that the annual meeting (the “Annual Meeting”) of the Stockholders of General Steel Holdings, Inc. (the “Company”) will be held at Level 21, Tower B, Jiaming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China, 100020, on December 29, 2014 at 10:00 a.m., Beijing time, for the following purposes:

1.	to elect five members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2015 and until their respective successors are elected and qualified;
2.	to ratify the appointment of Friedman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014;
3.	to approve and ratify the amendment to our 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 6,000,000;
4.	to approve a reverse stock split of the Company’s common stock, pursuant to which each stockholder will receive one share of our common stock in exchange for every two, three or four shares of the Company’s common stock owned at the effective time of such reverse split, with the exact ratio to be determined by the Company’s Board of Directors;
5.	to approve, by a non-binding advisory vote, the compensation of our Named Executive Officers; and
6.	to consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on November 24, 2014 as the record date (the “Record Date”) for determining the stockholders having the right to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for inspection by any stockholder during ordinary business hours at our principal place of business at Level 21, Tower B, Jiaming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China, 100020 for the ten day period preceding the Annual Meeting. The stockholder list also will be available for inspection by any stockholder at the time and place of the Annual Meeting.

The accompanying Proxy Statement (the “Proxy Statement”) and our Annual Report to Stockholders for the fiscal year ended December 31, 2013 (the “2013 Annual Report”), which is not a part of this Proxy Statement and is not proxy soliciting material, will be mailed on or about December 12, 2014 to the Company’s stockholders of record as of the Record Date. The 2013 Annual Report includes, amongst other information, the Company’s Annual Report on Form 10-K/A, which was filed with the United States Securities and Exchange Commission (the “SEC”) on August 19, 2014, as Amendment No. 1 (“Amendment No. 1”) to the Company’s Annual Report on Form 10-K, which was originally filed with the SEC on March 27, 2014 (the “Original Filing”). Amendment No. 1 amends and restates the Original Filing and amends the Company’s previously filed Annual Reports on Form 10-K for the years ended December 31, 2012 and 2011, and previously filed Quarterly Reports on Form 10-Q for the interim periods ended September 30, 2013, June 30, 2013, March 31, 2013, September 30, 2012, June 30, 2012, March 31, 2012, September 30, 2011, and June 30, 2011.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, vote your shares. You can vote your shares promptly by casting your vote via the internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, or by completing, signing, dating and returning the enclosed Proxy Card in the accompanying pre-addressed envelope, which does not require additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the internet, by telephone, or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting, we would appreciate you notifying Raymond Jiao, our Investor Relations Manager, by telephone at +86-10-5775-7648 or by email at raymond.jiao@gshi-steel.com by December 22, 2014 to assist us with Annual Meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

By:	/s/ John Chen John Chen Secretary

Beijing, China
December 12, 2014

PROXY STATEMENT

i

GENERAL STEEL HOLDINGS, INC.

Level 21, Tower B, Jiaming Center
No. 27 Dong San Huan North Road
Chaoyang District,
Beijing, China, 100020

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

December 29, 2014

Date, Time and Place of Annual Meeting

The enclosed proxy is solicited by the Board of Directors (“Board”) of General Steel Holdings, Inc. (the “Company,” “we,” “us” or “our”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 29, 2014 at 10:00 a.m., Beijing time, at Level 21, Tower B, Jiaming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China, 100020. Proxies are solicited to give all stockholders of record an opportunity to vote on matters presented at the Annual Meeting. This Proxy Statement contains information on matters to be voted upon at the Annual Meeting or any adjournment thereof. On or about December 12, 2014, we are mailing our stockholders of record as of November 24, 2014 (the “Record Date”) this Proxy Statement (the “Proxy Statement”) and our 2013 Annual Report to Stockholders for the fiscal year ended December 31, 2013 (the “2013 Annual Report”). The 2013 Annual Report includes, amongst other information, the Company’s Annual Report on Form 10-K/A, which was filed with the United States Securities and Exchange Commission (the “SEC”) on August 19, 2014, as Amendment No. 1 (“Amendment No. 1”) to the Company’s Annual Report on Form 10-K, which was originally filed with the SEC on March 27, 2014 (the “Original Filing”). Amendment No. 1 amends and restates the Original Filing and amends the Company’s previously filed Annual Reports on Form 10-K for the years ended December 31, 2012 and 2011, and previously filed Quarterly Reports on Form 10-Q for the interim periods ended September 30, 2013, June 30, 2013, March 31, 2013, September 30, 2012, June 30, 2012, March 31, 2012, September 30, 2011, and June 30, 2011.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	to elect five members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2015 and until their respective successors are elected and qualified;
2.	to ratify the appointment of Friedman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014;
3.	to approve and ratify the amendment to our 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 6,000,000;
4.	to approve a reverse stock split of the Company’s common stock, pursuant to which each stockholder will receive one share of our common stock in exchange for every two, three or four shares of the Company’s common stock owned at the effective time of such reverse split, with the exact ratio to be determined by the Company’s Board of Directors;
5.	to approve, by a non-binding advisory vote, the compensation of our Named Executive Officers; and
6.	to consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

Voting Rights

Only stockholders of record at the close of business on the Record Date for the Annual Meeting, are entitled to vote at the Annual Meeting or at any adjournment thereof. As of the close of business on the Record Date, the Company had outstanding and entitled to vote (i) 60,922,382 shares of common stock, $0.001 par value per share (excluding 2,472,306 shares of treasury stock) (“Common Stock”), and

(ii) 3,092,899 shares of Series A Preferred Stock, $0.001 par value per share (“Preferred Stock” and together with the Common Stock, “Voting Stock”). In deciding all matters that come before the Annual Meeting, (i) each share of Common Stock is entitled to one (1) vote per share on all matters submitted to a vote of stockholders of the Company, and (ii) Victory New Holdings, Ltd., the holder of all outstanding shares of Preferred Stock, is entitled to vote thirty percent (30%) of the total voting power attributable to the Voting Stock, or the equivalent of 26,109,591 votes. Your shares can be voted at the Annual Meeting only if you are present or represented by a valid proxy.

Quorum and Voting Requirements

The presence at the Annual Meeting, in person or by proxy, of the holders of Voting Stock holding in the aggregate a majority of the voting power of the Voting Stock shall constitute a quorum for the transaction of business. A majority of the votes cast to the Voting Stock will elect directors to office. A majority of the voting power properly cast by the stockholders attending the Annual Meeting, in person or by proxy, will approve all other proposals submitted to a stockholder vote.

Abstentions and Broker Non-Votes

Under the rules of the New York Stock Exchange (“NYSE”), if you hold shares through a broker, your broker is permitted to vote your shares on routine matters in its discretion even if the broker does not receive instructions from you. An example of such a routine matter is the proposal to ratify the appointment of an independent registered public accounting firm. Remaining proposals, however, are not considered to be routine matters for this purpose. Therefore, you are strongly encouraged to vote.

The presence, in person or by proxy, of the holders of a majority of the Voting Stock at the Annual Meeting is necessary to constitute a quorum with respect to a matter. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Neither abstentions nor broker “non-votes” will be considered votes properly cast favoring or opposing a matter. Accordingly, because the approval of each of the proposals is based on the votes properly cast and favoring or opposing a matter, neither abstentions nor broker “non-votes” will have any effect upon the outcome of voting with respect to any of the proposals.

With regard to the election of directors, votes may be cast for all nominees or withheld from all nominees or any particular nominee. Votes withheld in connection with the election of one or more directors will not be counted as votes cast for such individuals. Those nominees receiving the five highest numbers of votes at the Annual Meeting will be elected, provided that such votes constitute a majority of the votes entitled to vote on the election of directors. With regard to the ratification of the appointment of the Company’s independent registered public accounting firm, the approval and ratification of the amendment to our 2008 Equity Incentive Plan, the approval of the contemplated reverse stock split, and the non-binding advisory resolution to approve executive compensation, votes may be cast for or against such proposal or you may abstain from voting on that proposal.

We do not expect any matters other than those set forth in the accompanying Notice of Annual Meeting of Stockholders to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies properly executed and received will be voted with respect to such matter in accordance with the judgment of the persons named as proxies.

How You Can Vote

You may vote by proxy over the internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, or by completing, dating, and signing the Proxy Card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.

You may also vote in person at the Annual Meeting. If you plan to attend the Annual Meeting, please notify Raymond Jiao, our Investor Relations Manager, by telephone at +86-10-5775-7648 or by email at raymond.jiao@gshi-steel.com by December 22, 2014 to assist us with Annual Meeting preparations. If your shares are held through a broker, trust, bank, or other nominee, please refer to the information forwarded to you by such holder of record to obtain a valid proxy. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted “FOR ALL” of the nominees listed in Proposal One, and “FOR” Proposals Two, Three, Four, and Five. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying Proxy Card will vote in accordance with their best judgment with respect to such matters.

Revocation of Proxy

Even if you submit a proxy, you may revoke and change your vote. You may revoke your proxy by submitting a new proxy over the internet, by telephone, or by mail by requesting that a Proxy Card be mailed to you, executing a subsequently dated Proxy Card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You also may revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy. We will vote the shares in accordance with the directions given in the last proxy submitted in a timely manner before the Annual Meeting.

Stockholders Proposals

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2015 (the “2015 Meeting”) must be received by August 31, 2015 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. In order for a stockholder to present a proposal at the 2015 Meeting, although not included in the proxy statement and form of proxy, notice of such proposal must be received by the Company on or before November 14, 2015. All shareholder proposals or notices of an intention to make a proposal must also comply with the rules of the SEC governing the form and content of proposals in order to be included and should be marked for the attention of the Office of the Corporate Secretary at our address set forth on the first page of this Proxy Statement.

Solicitation of Proxies

The Company is soliciting the proxies and the expenses of solicitation of proxies will also be paid by the Company. The officers and employees of the Company may solicit proxies personally or by mail, telephone, facsimile, or electronic mail and will receive no extra compensation for such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Availability of Certain Documents

Our Code of Ethics and Business Conduct, Corporate Governance Guidelines and the charters for the Audit, Compensation, and Governance and Nominating Committees of the Board are posted on the Company’s website at www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

“Householding” of Proxy Materials

The regulations regarding the delivery of proxy materials permit the Company and brokerage firms to send only one copy of the Company’s Proxy Statement and/or 2013 Annual Report to multiple stockholders who share the same address under certain circumstances. Stockholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke such consent previously provided to a broker, that stockholder must contact the broker to revoke the consent. If, at any time, a stockholder wishes to receive separate copies of the Company’s proxy materials, the stockholder should contact Raymond Jiao, our Investor Relations Manager, by telephone at +86-10-5775-7648, by email at raymond.jiao@gshi-steel.com or by mail at General Steel Holdings, Inc., Level 21, Tower B, Jiaming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China, 100020. Stockholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Stockholders holding shares through a broker can request a single copy by contacting the broker.

BOARD OF DIRECTORS

Board Independence

Our Common Stock is listed on the New York Stock Exchange, or “NYSE.” Under NYSE listing standards, the Board is required to affirmatively determine that each “independent” director has no material relationship with our Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. Our Board has determined that the following directors are “independent” as required by NYSE listing standards: Angela He, Zhongkui Cao and James Hu. Additionally, all members of our Audit Committee are “independent” as defined in Rule 10A-3(b)(1) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as required by NYSE listing standards. The non-management directors, all of whom currently are independent, met once during the fiscal year ended December 31, 2013 without management present and James Hu served as the lead independent director at such meeting.

Board Committees and Meetings of the Board

Our business is managed under the direction of our Board, which meets during the year to review significant developments affecting us and acts upon matters requiring its approval. Our Board met one time during the fiscal year ended December 31, 2013. Our Board acted by written consent six times during the fiscal year ended December 31, 2013.

It is our policy to encourage all directors to attend the Meeting.

Our Board has three standing committees: the Compensation Committee, the Audit Committee and the Governance and Nominating Committee. A brief description of the composition and functions of each committee follows.

Audit Committee

Our Audit Committee consists of James Hu, Angela He and Zhongkui Cao. Mr. Hu is the Chairman of the Audit Committee. Each member of our Audit Committee is “independent” within the meaning of the NYSE listing standards and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) and related federal law. The Audit Committee held four meetings during the fiscal year ended December 31, 2013.

The primary responsibilities of the Audit Committee are to review the results of the annual audit and to discuss the financial statements, including the independent auditors’ judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Additionally, the Audit Committee meets with our independent auditors to review the interim financial statements prior to the filing of our Quarterly Reports on Form 10-Q, recommends independent auditors to our Board to be retained by us, oversees the independence of the independent auditors, evaluates the independent auditors’ performance, receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls, including our system to monitor and manage business risks and legal and ethical compliance programs, audit and non-audit services provided to us by our independent auditors, and considers conflicts of interest involving executive officers or Board members. Our Board has determined that each of Mr. Hu and Ms. He are “audit committee financial experts” as defined by the SEC. Our Board has adopted a written charter for the Audit Committee which may be accessed and reviewed through our website: http://www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

To the best of our knowledge, none of the following has ever occurred to any of our directors and officers.

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compensation Committee

Our Compensation Committee consists of James Hu, Angela He and Zhongkui Cao. Ms. He is the Chairwoman of the Compensation Committee. Each member of our Compensation Committee is a non-management director and each is (i) independent as defined under the NYSE listing standards and as determined by the Board, (ii) a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act, and (iii) an “outside director” for purposes of Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee met once during the fiscal year ended December 31, 2013.

The Compensation Committee reviews and recommends compensation policies and programs, as well as salary and other compensation levels for individual executives, including our Chief Executive Officer. The Compensation Committee makes these recommendations to our Board which, in turn, provides final approval on individual compensation matters for our executives. The Compensation Committee has the authority to retain any advisors, counsel and consultants as the members deem necessary in order to carry out these functions. The Compensation Committee also administers the compensation programs for our employees, including executive officers, reviews and approves all awards granted under these programs, and approves the compensation committee report. Our Board has adopted a written charter for the Compensation Committee which may be accessed and reviewed through our website: http://www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of James Hu, Angela He and Zhongkui Cao. Mr. Cao serves as the Chairman of the Governance and Nominating Committee. All of the members of the Governance and Nominating Committee are considered “independent” within the meaning of the NYSE listing standards. The Governance and Nominating Committee held one meeting during the fiscal year ended December 31, 2013.

The Governance and Nominating Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices for the Company in light of corporate governance guidelines set forth by the NYSE and other regulatory entities, as applicable. The Governance and Nominating Committee considers director candidates who are suggested by directors, management, stockholders and search firms hired to identify and evaluate qualified candidates. From time to time, the Governance and Nominating Committee may recommend highly qualified candidates who it believes will enhance the strength, independence and effectiveness of the Board. Additionally, the Governance and Nominating Committee annually reviews the size of our Board. The Governance and Nominating Committee does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Governance and Nominating Committee considers when identifying candidates and making its recommendations to the Board.

The Governance and Nominating Committee considers nominees for the Board recommended by stockholders if such recommendations are submitted in writing to our Secretary, John Chen, at Level 21, Tower B, Jia Ming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China 100020. At this time, no additional specific procedures to propose a candidate for consideration by the Governance and Nominating Committee or minimum criteria for consideration of a proposed candidate for nomination to the Board have been adopted as the Company believes that the procedures currently in place will continue to serve the needs of the Board and stockholders. Our Board has adopted a written charter for the Nominating

Committee which may be accessed and reviewed through our website: http://www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

Risk-Management Oversight

Risk is inherent in any business and our management is responsible for the day-to-day management of risks that we face. Our Board has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to evaluate the risk management process to ensure its adequacy and to seek assurances that it is implemented properly by management.

Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight. Relevant members of senior management, as necessary, attend the Board meetings and, as necessary, Board committee meetings, in order to address any questions or concerns raised by our Board on risk management-related and other matters. At meetings, our Board may receive presentations from senior management on business operations, financial results and strategic matters, including an assessment of the sensitivity of the various financial, operational and strategic risks faced by our Company, and discuss strategies, key challenges, risks and opportunities.

Our committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and succession planning for executives. The Governance and Nominating Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization and structure, code of conduct, conflict of interest policies and corporate governance, and in overseeing the membership and independence of our Board. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about those risks and committee activities through committee reports.

Board Leadership Structure

Our Chief Executive Officer, Zuosheng Yu, also serves as the Chairman of the Board. The Board believes that this leadership structure is appropriate because Mr. Yu founded General Steel Holdings, Inc. and has the most comprehensive institutional knowledge of any member of our Board and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Mr. Yu’s combined role also provides decisive leadership, ensures clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, and investors. James Hu, our lead independent director, serves as a liaison between the Chairman and our non-management directors, consults with the Chairman and Chief Executive Officer regarding information sent to directors, reviews meeting agendas and schedules and may call meetings of our non-management directors.

Each of the directors other than Mr. Yu and Mr. Chen are independent and our Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors provide the Chairman with regular input regarding agenda items for Board and committee meetings and coordinate with the Chairman regarding information to be provided to the independent directors in performing their duties. Our Board believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure.

Our Board periodically evaluates whether the leadership structure of our Board continues to be optimal for our Company and our stockholders. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate in our current circumstances, our Board has the flexibility to modify the leadership structure in the future if it determines that to be appropriate.

Communications with the Board of Directors

Stockholders and all interested parties who wish to communicate with our Board, or specific individual directors, may do so by directing correspondence to our Secretary, John Chen, at Level 21, Tower B, Jia Ming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China 100020. Such correspondence should prominently display the fact that it is a stockholder-director communication and indicate whether the correspondence should be forwarded to the entire Board or to particular directors.

EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board and serve for one year terms or until their death, resignation or removal by the Board. The following table sets forth the name, age and position for each of our executive officers. The biographies for our executive officers are provided below under “Proposal One: Election of Directors.”

Name	Age	Position
Zuosheng Yu	49	Chief Executive Officer and Chairman of the Board
John Chen	42	Chief Financial Officer, Secretary and Director

CODE OF ETHICS AND BUSINESS CONDUCT, AND CORPORATE GOVERNANCE GUIDELINES

Our Code of Ethics and Business Conduct and Corporate Governance Guidelines provides information to guide employees so that their business conduct is consistent with our ethical standards and improves the understanding of our ethical standards among customers, suppliers and others outside the Company. Our Code of Ethics and Business Conduct and Corporate Governance Guidelines are available on our website at www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 24, 2014 as to shares of Common Stock and Preferred Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of Common Stock and Preferred Stock, (ii) each of the Company’s current named executive officers, (iii) each of the Company’s current directors, and (iv) all the Company’s current directors and named executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o General Steel Holdings, Inc., Level 21, Tower B, Jiaming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China, 100020.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficial Ownership of Class(1)		Percentage of Voting Power(1)
Common Stock
Directors and Named Executive Officers		Common Stock	Series A Preferred Stock
Zuosheng Yu(2) Chief Executive Officer and Chairman of the Board of Directors	13,203,900	21.7%	—	15.2%
John Chen Chief Financial Officer, Secretary and Director	195,000	*	—	*
Angela He Director	48,750	*	—	*
James Hu Director	55,000	*	—	*
Zhongkui Cao Director	12,500	*	—	*
Executive Officers and Directors as a group	13,515,150	22.2%	—	15.5%
5% Owners
Golden Eight Investments Limited(2)	14,000,000	23.0%	—	16.1%
Series A Preferred Stock
Victory New Holdings Limited(3)	3,092,899	—	100%	30%

*	less than 1%
(1)	Percentages based on 60,922,382 shares of Common Stock (excluding 2,472,306 shares of treasury stock) and 3,092,899 shares of Preferred Stock outstanding as of November 24, 2014.
(2)	Mr. Yu is the beneficial owner of 13,203,900 shares of Common Stock held in his name and 14,000,000 shares of Common Stock held in the name of Golden Eight Investments Limited (“Golden Eight”). Mr. Yu is the sole director of Golden Eight. Golden Eight is wholly owned by The GSI Family Trust U/A/D 01/21/10 (the “Trust”). Mr. Yu has sole power of revocation over the Trust and is the sole member of the Investment Committee of the Trust. As such, Mr. Yu has voting and investment control directly over the securities held by the Trust and indirectly over the securities held by Golden Eight. The number of shares beneficially held by Mr. Yu appearing next to his name in the “Directors and Named Executive Officers” section does not include the shares of Common Stock held by the Trust. Mr. Yu also has voting and investment control over 3,092,899 shares of Series A Preferred Stock held in the name of Victory New Holdings Limited, as described in Footnote 3 below.
(3)	Victory New Holdings Limited, a British Virgin Islands registered company (“Victory New”), is controlled by the Company’s Chairman and Chief Executive Officer, Zuosheng Yu. Victory New holds 3,092,899 shares of the Company’s Series A Preferred Stock which, while outstanding, have a voting power equal to 30% of the combined voting power of the Company’s Common Stock and Preferred Stock.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The table below sets forth all compensation awarded to, earned by or paid to our named executive officers for the fiscal years indicated.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Total ($)(1)
Zuosheng Yu, Chief Executive Officer	2013 2012	169,007 165,973	— —	171,900 172,800	340,907 338,773
John Chen, Chief Financial Officer	2013 2012	67,871 66,683	— —	51,850 38,400	119,721 105,083

(1)	The amounts shown were paid in RMB and were translated into U.S. dollars at the rate of $0.16155 per RMB for 2013, and $0.15865 per RMB for 2012.
(2)	The stock price assumption used to calculate the grant date fair value of all stock awards granted in the year indicated, as computed in accordance with FASB ASC Topic 718, and as disclosed in Note 22 to the financial statements in Amendment No. 1.

The Company is not party to written employment agreements with its named executive officers. For the fiscal year ended December 31, 2013, the salary amounts for our named executive officers were determined through individual negotiations: our Chief Financial Officer negotiated his salary with our Chief Executive Officer, and our Chief Executive Officer negotiated his salary with our Compensation Committee. The size of equity awards granted to our named executive officers were determined by our Compensation Committee, taking into consideration customary factors such as general economics of the marketplace as well as our financial position and performance. The Compensation Committee has final authority on decisions relating to compensation for all of the members of senior management, including our named executive officers.

The Compensation Committee bases its executive compensation decisions on certain objectives, including the following:

•	Total compensation targets are designed to be competitive with the companies and markets in which we compete;
•	Pay is generally performance-based, with our overall performance judged both against internal goals and the performance of competitors;
•	A pay-for-performance culture links compensation to both individual and collective performance and will result in differentiated compensation;
•	A substantial percentage of total compensation is variable, or “at risk”, both through annual incentive compensation and the granting of long-term incentive awards; and
•	Equity incentive awards are used to align the interests of management with those of our stockholders.

Director Compensation

The table below sets forth information regarding compensation earned by directors, other than our Chief Executive Officer and Chief Financial Officer, as compensation for their service to our Company during the year ended December 31, 2013.

Name	Stock Awards ($)(1)	Total ($)(1)
James Hu	$14,325	$14,325
Angela He	14,325	14,325
Qinghai Du(2)	1,910	1,910
Zhongkui Cao	1,910	1,910
Wenbing Chris Wang(2)	14,325	14,325
Yong Tao Si(2)	9,550	9,550

(1)	The stock price assumption used to calculate the grant date fair value of all stock awards granted on the date indicated, as computed in accordance with FASB ASC Topic 718, and as disclosed in Note 22 to the financial statements in Amendment No. 1.
(2)	These directors no longer serve on the Board as a result of the Board election held during our annual meeting of the stockholders on December 27, 2013.

Currently, we do not pay annual fees to our directors. During fiscal year 2013, we granted fully-vested unregistered shares of common stock to our directors on a quarterly basis. We determined the amount of each grant based on level of involvement, responsibility and length of service.

Compensation Risk Assessment

In 2013, management reviewed our compensation policies and practices to determine whether any risks arising from our compensation policies and practices for employees are reasonably likely to have a material adverse effect on us. This review, and the findings thereof were discussed with the Compensation Committee. We believe that our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us.

EQUITY INCENTIVE PLAN INFORMATION

The following table provides information as of December 31, 2013, about compensation plans under which shares of our Common Stock may be issued to employees, consultants or non-employee directors upon exercise of options, warrants or rights.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Plans approved by stockholders	—		$—	1,307,766
Plans not approved by stockholders	—		—	—
Total		$		1,307,766

(1)	We grant fully vested, unregistered shares of our common stock to employees under our 2008 Equity Incentive Plan. Our stock grants are not restricted and therefore there are no securities to be issued upon exercise of outstanding options, warrants and rights.
(2)	Represents the number of securities remaining available for issuance under our 2008 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related party transactions

a. Capital lease

As disclosed in Notes 16 of Amendment No. 1 — “Capital lease obligations”, Longmen Joint Venture entered into a capital lease arrangement on April 29, 2011, with Shaanxi Coal and Shaanxi Steel, which are related parties of the Group. The following is an analysis of the leased assets under the capital lease:

	December 31, 2013	December 31, 2012
	(in thousands)	(in thousands)
Machinery	$605,839	$587,334
Less: accumulated depreciation	(76,740)	(46,497)
Carrying value of leased assets	$529,099	$540,837

b. On January 1, 2010, General Steel (China), entered into a lease agreement with Tianjin Daqiuzhuang Steel Plates Co., Ltd. (the “Lessee”), whereby General Steel (China) leases its facility located at No. 1, Tonga Street, Daqiuzhuang Town, Jinghai County, Tianjin City to the Lessee (the “Lease Agreement”). The Lease Agreement provides approximately 776,078 square feet of workshops, land, equipment and other facilities amounting to RMB 215.8 million ($34.4 million) to the Lessee and allows the Company to reduce overhead costs while providing a recurring monthly income stream resulting from payments due under the lease. The term of the Lease Agreement was from January 1, 2010 to December 31, 2011 and the monthly base rental rate due to General Steel (China) was approximately $0.2 million (RMB 1.7 million). On July 28, 2011, General Steel (China) (lessor) signed a supplemental agreement with the lessee to extend the lease for an additional five years to December 31, 2016. However, due to current steel market conditions, the lessee informed the Company that they did not intend to extend the lease at June 30, 2012 and has terminated the supplemental agreement early. There was no penalty for early termination. The Company assessed the recoverability of all of its remaining long lived assets at December 31, 2013 and such assessment did not result in any impairment charges.

For the year ended December 31, 2013 and 2012, General Steel (China) realized rental income $0 million and $1.6 million, respectively, which has been included in “other non-operating income (expense), net” in the consolidated statements of operations and comprehensive income (loss) in Amendment No. 1.

c. The following chart summarized sales to related parties for the years ended December 31, 2013 and 2012.

Name of Related parties	Relationship	For the year ended December 31, 2013	For the year ended December 31, 2012
		(in thousands)	(in thousands)
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	$255,859	$438,951
Tianjin Hengying Trading Co., Ltd	Partially owned by CEO* through indirect shareholding	—	5,953
Tianjin Dazhan Industry Co, Ltd	Partially owned by CEO through indirect shareholding	—	—
Sichuan Yutai Trading Co., Ltd	Significant influence by Long Steel Group**	73	147,968
Shaanxi Yuchang Trading Co., Ltd	Significant influence by Long Steel Group	21,570	92,724
Shaanxi Haiyan Trade Co., Ltd	Significant influence by Long Steel Group	16,273	46,998
Shaanxi Shenganda Trading Co., Ltd	Significant influence by Long Steel Group	77,899	53,866

Name of Related parties	Relationship	For the year ended December 31, 2013	For the year ended December 31, 2012
		(in thousands)	(in thousands)
Tianjin General Qiugang Pipe Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Shaanxi Steel	Majority shareholder of Long Steel Group	3,221	3,332
Beijing Daishang Trading Co., Ltd.	Noncontrolling shareholder of Longmen Joint Venture’s subsidiary	—	—
Tianjin Daqiuzhuang Steel Plates Co., Ltd.	Partially owned by CEO through indirect shareholding	—	—
Shaanxi Coal and Chemical Industry Group Co., Ltd.	Shareholder of Shaanxi Steel	27,911	24,515
Shaanxi Long Steel Group Baoji Steel Rolling Co., Ltd	Subsidiary of Long Steel Group	7,325	35,542
Shaanxi Junlong Rolling Co., Ltd	Investee of Long Steel Group	37,068	47,110
Others	Entities either owned or have significant influence by our affiliates or management	—	243
Total		$447,199	$897,202

*	The CEO is referred to herein as the chief executive officer of General Steel Holdings, Inc.
**	Long Steel Group has the ability to significantly influence the operating and financial decisions of the entity through equity ownership either directly or through key employees, commercial contractual terms, or the ability to assign management personnel.

d. The following charts summarize purchases from related parties for the years ended December 31, 2013 and 2012.

Name of related parties	Relationship	For the year ended December 31, 2013	For the year ended December 31, 2012
		(in thousands)	(in thousands)
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	$522,295	$483,058
Hancheng Jinma Coking Co., Ltd	Investee of Longmen Joint Venture’s subsidiary (unconsolidated)	—	—
Tianjin Hengying Trading Co., Ltd.	Partially owned by CEO through indirect shareholding	—	43,160
Tianjin General Qiugang Pipe Co., Ltd.	Partially owned by CEO through indirect shareholding	—	6,933
Hancheng Haiyan Coking Co., Ltd	Noncontrolling shareholder of Long Steel Group	180,401	255,800
Xi’an Pinghe Metallurgical Raw Material Co., Ltd	Noncontrolling shareholder of Long Steel Group	19,943	88,094
Shaanxi Long Steel Group Baoji Steel Rolling Co., Ltd	Subsidiary of Long Steel Group	—	6,379

Name of related parties	Relationship	For the year ended December 31, 2013	For the year ended December 31, 2012
		(in thousands)	(in thousands)
Shaanxi Junlong Rolling Co., Ltd	Investee of Long Steel Group	213	7,334
Shaanxi Huafu New Energy Co., Ltd	Significant influence by the Long Steel Group	32,824	32,693
Beijing Daishang Trading Co., Ltd.	Noncontrolling shareholder of Longmen Joint Venture’s subsidiary	6,933	5,400
Shaanxi Coal and Chemical Industry Group Co., Ltd.	Shareholder of Shaanxi Steel	26,047	—
Tianwu General Steel Material Trading Co., Ltd.	Investee of General Steel (China)	76,735	—
Shaanxi Shenganda Trading Co., Ltd.	Significant influence by the Long Steel Group	20,213	—
Beijing Daishang Trading Co., Ltd.	Noncontrolling shareholder of Longmen Joint Venture’s subsidiary	—	—
Others	Entities either owned or have significant influence by our affiliates or management	797	154
Total		$886,401	$929,005
Related party balances

a. Loans receivable — related parties:

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	$—	$63,319
Teamlink Investment Co., Ltd	Partially owned by CEO through indirect shareholding	4,540	6,000
Total		$4,540	$69,319

See Note 4 of Amendment No. 1 — loans receivable — related parties for loan details.

b. Accounts receivables — related parties:

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	$548	$10,409
Shaanxi Long Steel Group Baoji Steel Rolling Co., Ltd	Subsidiary of Long Steel Group	—	2,017
Tianjin Daqiuzhuang Steel Plates	Partially owned by CEO through indirect shareholding	19	18
Tianjin Hengying Trading Co., Ltd.	Partially owned by CEO through indirect shareholding	—	—
Shaanxi Steel	Majority shareholder of Long Steel Group	1,741	2,435
Others		634	87
Total		$2,942	$14,966

c. Other receivables — related parties:

Other receivables — related parties are those nontrade receivables arising from transactions between the Company and its related parties, such as advances or payments made on behalf of these related parties.

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	$406	$301
Shaanxi Steel	Majority shareholder of Long Steel Group	46,439	65,981
Maoming Shengze Trading Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Tianjin Daqiuzhuang Steel Plates Co., Ltd.	Partially owned by CEO through indirect shareholding	—	—
Shaanxi Huafu New Energy Co., Ltd	Significant influence by Long Steel Group	—	—
Teamlink Investment Co., Ltd	Owned by CEO through indirect shareholding	—	—
Tianjin General Quigang Pipe Co., Ltd	Partially owned by CEO through indirect shareholding	1,247	1,195
Tianjin Dazhan Industry Co, Ltd	Partially owned by CEO through indirect shareholding	491	476
Beijing Shenhua Xinyuan Metal Materials Co., Ltd.	Partially owned by CEO through indirect shareholding	4,901	—
Others	Entities either owned or have significant influence by our affiliates or management	622	429
Total		$54,106	$68,382

d. Advances on inventory purchase — related parties:

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	$9,123	$1,367
Shaanxi Shenganda Trading Co., Ltd.	Significant influence by Long Steel Group	25,607	—
Tianjin Dazhan Industry Co., Ltd	Partially owned by CEO through indirect shareholding	10,343	—
Tianjin Hengying Trading Co., Ltd	Partially owned by CEO through indirect shareholding	16,158	—
Tianjin General Qiugang Pipe Co., Ltd	Partially owned by CEO through indirect shareholding	555	41,316
Maoming Shengze Trading Co., Ltd	Partially owned by CEO through indirect shareholding	21,197	3,733
Others	Entities either owned or have significant influence by our affiliates or management	20	—
Total		$83,003	$46,416

e. Accounts payable — related parties:

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Hancheng Haiyan Coking Co., Ltd	Noncontrolling shareholder of Longmen Joint Venture	$58,163	$58,661
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	134,758	91,511
Shaanxi Coal and Chemical Industry Group Co., Ltd.	Shareholder of Shaanxi Steel	29,990	5,652
Tianjin Dazhan Industry Co., Ltd	Partially owned by CEO through indirect shareholding	958	3
Xi’an Pinghe Metallurgical Raw Material Co., Ltd	Noncontrolling shareholder of Long Steel Group	8,714	5,278
Tianjin Hengying Trading Co., Ltd	Partially owned by CEO through indirect shareholding	1	13,919
Henan Xinmi Kanghua Fire Refractory Co., Ltd	Noncontrolling shareholder of Longmen Joint Venture’s subsidiary	716	1,146
Hancheng Jinma Coking Co., Ltd	Investee of Longmen Joint Venture’s subsidiary (unconsolidated)	—	—
Beijing Daishang Trading Co., Ltd	Noncontrolling shareholder of Longmen Joint Venture’s subsidiary	1,004	875
Maoming Shengze Trading Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Tianjin General Qiugang Pipe Co., Ltd	Partially owned by CEO through indirect shareholding	—	52

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Tianwu General Steel Material Trading Co., Ltd.	Investee of General Steel (China)	759	—
Others	Entities either owned or have significant influence by our affiliates or management	629	335
Total		$235,692	$177,432

f. Short-term loans — related parties:

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Shaanxi Steel	Majority shareholder of Long Steel Group	$49,110	$35,839
Shaanxi Coal and Chemical Industry Group Co., Ltd	Shareholder of Shaanxi Steel	28,216	—
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	33,183	—
Tianjin Hengying Trading Co., Ltd	Partially owned by CEO through indirect shareholding	8,178	19,549
Tianjin Dazhan Industry Co., Ltd	Partially owned by CEO through indirect shareholding	6,548	21,397
Beijing Shenhua Xinyuan Metal Materials Co., Ltd	Partially owned by CEO through indirect shareholding	—	1,359
Yangpu Capital Automobile	Partially owned by CEO through indirect shareholding	1,458	1,413
Total		$126,693	$79,557

See Note 10 of Amendment No. 1 — Debt for the loan details.

g. Current maturities of long-term loans — related parties:

Name of related party	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Shaanxi Steel	Majority shareholder of Long Steel Group	$53,013	$54,885
Total		$53,013	$54,885

h. Other payables — related parties:

Other payables — related parties are those nontrade payables arising from transactions between the Company and its related parties, such as advances or payments from these related parties on behalf of the Group.

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Tianjin Hengying Trading Co, Ltd	Partially owned by CEO through indirect shareholding	$380	$2,770
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	43,636	60,180
Shaanxi Steel	Majority shareholder of Long Steel Group	44,363	—
Wendlar Investment & Management Group Co., Ltd	Common control under CEO	895	836
Yangpu Capital Automobile	Partially owned by CEO through indirect shareholding	291	141
Tianjin Daqiuzhuang Steel Plates Co., Ltd.	Partially owned by CEO through indirect shareholding	—	—
Tianjin General Qiugang Pipe Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Tianjin Hengying Trading Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Xi’an Pinghe Metallurgical Raw Material Co., Ltd	Noncontrolling shareholder of Long Steel Group	—	4,761
Wenchun Han	Director of General Steel (China)	—	—
Tianjin Dazhan Industry Co., Ltd	Partially owned by CEO through indirect shareholding	473	3,695
Maoming Shengze Trading Co., Ltd	Partially owned by CEO through indirect shareholding	1,745	—
Victory Energy Resource Co., Ltd	Partially owned by CEO through indirect shareholding	1,375	—
Others	Entities either owned or have significant influence by our affiliates or management	921	642
Total		$94,079	$73,025

i. Customer deposits — related parties:

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Hancheng Haiyan Coking Co., Ltd	Noncontrolling shareholder of Long Steel Group	$—	$—
Shaanxi Yuchang Trading Co., Ltd	Significant influence by Long Steel Group	10	4,869
Sichuan Yutai Trading Co., Ltd	Significant influence by Long Steel Group	—	2,163
Tianjin Hengying Trading Co, Ltd	Partially owned by CEO through indirect shareholding	—	90

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Tianjin General Qiugang Pipe Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Long Steel Group	Noncontrolling shareholder of Longmen Joint Venture	15,038	8,864
Beijing Shenhua Xinyuan Metal Materials Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Shaanxi Haiyan Trade Co., Ltd	Significant influence by Long Steel Group	—	—
Shaanxi Junlong Rolling Co., Ltd	Investee of Long Steel Group	2,748	5,615
Tianjin Dazhan Industry Co., Ltd	Partially owned by CEO through indirect shareholding	—	—
Shaanxi Shenganda Trading Co., Ltd	Significant influence by Long Steel Group	275	353
Tianwu General Steel Material Trading Co., Ltd.	Investee of General Steel (China)	46,521	—
Others	Entities either owned or have significant influence by our affiliates or management	289	44
Total		$64,881	$21,998

j. Deposits due to sales representatives — related parties

Name of related parties	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Hancheng Haiyan Coking Co., Ltd	Noncontrolling shareholder of Long Steel Group	$—	$619
Shaanxi Junlong Rolling Co., Ltd	Investee of Long Steel Group	—	619
Gansu Yulong Trading Co., Ltd.	Significant influence by Long Steel Group	1,408	—
Shaanxi Yuchang Trading Co., Ltd	Significant influence by Long Steel Group	589	—
Total		$1,997	$1,238

k. Long-term loans — related party:

Name of related party	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Shaanxi Steel	Majority shareholder of Long Steel Group	$19,644	$38,088
Total		$19,644	$38,088

The Company also provided guarantee on related parties’ bank loans amounting to $205.8 million and $118.0 million, as of December 31, 2013 and 2012, respectively.

l. Long-term other payable — related party:

Long-term other payable — related party is a nontrade payable arising from a transaction between the Company and its related party, Shaanxi Steel, in which the Company received an advance from Shaanxi Steel to make payment to a third party for a construction project.

Name of related party	Relationship	December 31, 2013	December 31, 2012
		(in thousands)	(in thousands)
Shaanxi Steel	Majority shareholder of Long Steel Group	$—	$43,008
Total		$—	$43,008

m. Deferred lease income

	December 31, 2013	December 31, 2012
	(in thousands)	(in thousands)
Beginning balance	$77,199	$78,524
Add: Reimbursement for dismantled assets	—	—
Add: Reimbursement for loss of efficiency	—	—
Add: Reimbursement for trial production costs	—	—
Add: Deferred depreciation cost during free use period	—	—
Less: Lease income realized	(2,158)	(2,119)
Exchange rate effect	2,403	794
Ending balance	77,444	77,199
Current portion	(2,187)	(2,120)
Noncurrent portion	$75,257	$75,079

For the year ended December 31, 2013 and 2012, the Company realized lease income from Shaanxi Steel, a related party, amounted to $2.2 million and $2.1 million, respectively.

n. Equity

On November 19, 2013, the Company sold its 28% equity interest of Tianwu held by Yangpu Shengtong to Tianjin Dazhan Industry Co., Ltd., a related party through indirect common ownership by the CEO, for $13.6 million (RMB 84.3 million) while retaining the 32% interest held by General Steel (China). As a result of this transaction, the Company met the criteria under ASC 810-10-40-4 to deconsolidate Tianwu as of the ownership disposal date and recognize a gain, which amounted to $1.0 million. After the deconsolidation of Tianwu, General Steel (China)’s 32% interest in Tianwu was accounted for as an equity method investment, which amounted to $15.8 million as of December 31, 2013.

Review, Approval or Ratification of Transactions with Related Parties

The Board, acting upon the recommendation of its Governance and Nominating Committee, has adopted the following policy with regard to Related Party Transactions, as defined below.

Policy

Related Party Transactions, which are limited to those described in this policy, shall be subject to the approval or ratification by the Governance and Nominating Committee and the Board in accordance with this policy.

Background

Our Code of Ethics and Business Conduct, which applies to all employees and directors, provides that all conflicts of interest should be avoided. Pursuant to Item 404 of Regulation S-K of the United States Securities Act of 1933, as amended (the “Securities Act”), certain transactions between the issuer and certain related persons need to be disclosed in our filings with the SEC. In addition, under Section 144 of the Nevada

General Corporation Law, certain transactions between the Company and our directors and officers may need to be approved by our Board or a duly authorized committee of the Board. Finally, SEC rules and New York Stock Exchange standards require our Board to assess whether relationships or transactions exist that may impair the independence of our outside directors. This policy is intended to provide guidance and direction on Related Party Transactions.

Definition

A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party, as defined below, that would need to be disclosed under Item 404(a) of Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the registrant’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.

“Related Party” means any of the following:

•	a director (which term when used herein includes any director nominee);
•	an executive officer;
•	a person known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock (a “5% stockholder”); and
•	or a person known by the Company to be an immediate family member of any of the foregoing.

“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

Identification of Potential Related Party Transactions

Related Party Transactions will be brought to management’s and the Board’s attention in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Secretary of any potential Related Party Transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential Related Party Transactions.

Any potential Related Party Transactions that are brought to our attention are analyzed by our Internal Control department, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a Related Party Transaction requiring compliance with this policy.

Review and Approval of Related Party Transactions

At each of its meetings, the Governance and Nominating Committee and the Board are provided with the material details of each new, existing, or proposed Related Party Transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Governance and Nominating Committee and the Board will consider, among other factors, the following to the extent relevant to the Related Party Transaction:

•	whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party;
•	whether there are business reasons for the Company to enter into the Related Party Transaction;
•	whether the Related Party Transaction would impair the independence of an outside director; and

•	whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Party, the direct or indirect nature of the director’s, executive officer’s or Related Party’s interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the Governance and Nominating Committee and the Board deems relevant.

Any member of the Governance and Nominating Committee and the Board who has an interest in the transaction under discussion will abstain from voting on the approval of the Related Party Transaction but may, if so requested by the Chairperson of the Governance and Nominating Committee and the Board, participate in some or all of the Governance and Nominating Committee and Boards’ discussions of the Related Party Transaction. Upon completion of its review of the transaction, the Governance and Nominating Committee and the Board may determine to permit or to prohibit the Related Party Transaction.

A Related Party Transaction entered into without pre-approval of the Governance and Nominating Committee and the Board shall not be deemed to violate this policy, or be invalid or unenforceable, so long as the transaction is brought to the Governance and Nominating Committee and the Board as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this policy.

There were no transactions that were required to be reported under “Certain Relationships and Related Party Transactions — Transactions with Related Parties” where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of copies of such forms received with respect to fiscal year 2013 and the written representations received from certain reporting persons that no other reports were required, we believe that all Section 16(a) filings were timely made by our directors, executive officers and persons who own more than 10% of our Common Stock and other equity securities.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 24, 2013, the Company’s Audit Committee approved the engagement of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Friedman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Friedman completed its audit of the Company’s 2013 financial statements on March 27, 2014, a copy of which can be found in Amendment No. 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

Fees for professional services provided by our independent registered public accounting firms in each of the last two fiscal years, in each of the following categories are as follows:

	2013	2012
Audit fees	$870,000	$900,000
Audit-related fees	$—	$—
Tax fees	$29,000	$29,000
All other fees	$—	$—

Audit fees were for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with the statutory and regulatory filings. Tax fees involved the preparation of our consolidated tax returns.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairman, or any Audit Committee member in his absence, when services are required on an expedited basis, with such pre-approval disclosed to the full Audit Committee at its next scheduled meeting. None of the fees paid to the independent auditors under the categories “Audit-Related fees” and “All other fees” described above were approved by the Audit Committee prior to services being rendered pursuant to the de minimis exception established by the SEC.

All of the Audit fees and Tax fees provided by our independent registered public accounting firm in fiscal 2013 and related fees were approved in advance by our Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements of Amendment No. 1 with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee discussed with Friedman LLP, our independent registered public accounting firm (independent auditors) for the fiscal year ended December 31, 2013, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (GAAP), their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the independent registered public accounting firm under generally accepted auditing standards including Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC and other applicable regulations. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and our Company, including the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, which the Audit Committee received from the independent registered public accounting firm, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting.

The Audit Committee discussed with our independent registered public accounting firm and the persons responsible for the internal audit function the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm and the persons responsible for the internal audit function, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of our financial reporting. During 2013, the Audit Committee held four meetings, including quarterly closing conferences with the independent registered public accounting firm and management during which financial results and related issues were reviewed and discussed prior to the release of quarterly results to the public.

The Audit Committee is governed by a charter which may be found on our website. The members of the Audit Committee are considered to be “independent” because they satisfy the independence requirements of the NYSE listing standards and Rule 10A-3 of the Exchange Act.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board and the Board has approved the inclusion of the audited financial statements and management’s assessment of the effectiveness of our internal control over financial reporting in Amendment No. 1.

Audit Committee:	James Hu, Chairman Angela He, Member Zhongkui Cao, Member

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act, except to the extent that our Company specifically incorporates the Audit Committee Report by reference therein.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board proposes the following nominees for election as directors to hold office until the 2015 Meeting or until their successors, if any, have been duly elected and qualified. Each is currently a director and has agreed to serve if elected. Should any nominee become unavailable to accept nomination or election as a director, proxies will be voted for the election of such other person as the Board may recommend, unless the Board reduces the number of directors.

Information Concerning Nominees

The name, age, principal occupation for the last five years, selected biographical information and period of service as a director of General Steel of each nominee for election as a director are set forth below. All of the nominees are current directors of the Company.

Mr. Zuosheng Yu, age 49, Chairman of the Board of Directors.  Mr. Yu joined our Company in October 2004 and became Chairman of the Board at that time. He also serves as our Chief Executive Officer. Since February 2001, he has been President and Chairman of the Board of Directors of Beijing Wendlar Investment Management Group, Beijing, China. Mr. Yu graduated in 1985 from Sciences and Engineering Institute, Tianjin, China. In July 1994, he received a Bachelor’s degree from Institute of Business Management for Officers. Mr. Yu received the title of “Senior Economist” from the Committee of Science and Technology of Tianjin City in 1994. In July 1997, he received an MBA degree from the Graduate School of Tianjin Party University. Since April 2003, Mr. Yu has held a position as a member of China’s APEC (Asia Pacific Economic Co-operation) Development Council. Mr. Yu’s strong knowledge of, and experience in, the Chinese steel industry, as well as his extensive institutional knowledge of our Company make him well suited to contribute to our Board of Directors.

Mr. John Chen, age 42, Director.  Mr. Chen joined us in May 2004 and was elected as a director in March 2005. He also serves as our Chief Financial Officer. From August 1997 to July 2003, he served as a senior accountant at Moore Stephens, Wurth, Frazer and Torbet, LLP in Los Angeles, California. Mr. Chen graduated from Norman Bethune University of Medical Science, Changchun City, Jilin Province, China in September 1992. He received a B.S. degree in accounting from California State Polytechnic University, Pomona, California, U.S. in July 1997. Mr. Chen’s accounting skills and experience make him well suited to contribute to our Board. He currently also serves on the board of directors of China Carbon Graphite Group, Inc. (OTCBB: CHGI), SGOCO Group, Ltd. (NASDAQ: SGOC), and China HGS Real Estate Inc. (NASDAQ: HGSH).

Mr. James Hu, age 41, Independent Director.  Mr. Hu was elected as an independent director in February 2009. Since 2006, Mr. Hu has worked at Standard Chartered Bank (China) Limited. Previously, Mr. Hu was a Senior Auditor with Deloitte Touche Tohmatsu in the United States before moving on to hold management positions at both U.S. and China-based firms. His education includes a Bachelor’s degree in Economics from the University of California at Berkeley and a Masters degree in Business Administration from the Darden Graduate School at the University of Virginia. He is a California licensed certified public accountant. Mr. Hu’s auditing and consulting experience make him well suited to contribute to our Board of Directors.

Ms. Angela He, age 45, Independent Director.  Ms. He was elected as an independent director in July 2010. She currently serves as the Chief Financial Officer of Procell Biotech Asia Corp. in Newport Beach, California and as an SEC reporting and accounting advisor to various publicly traded and private companies in the United States. From 2010 to 2012, she served as the Chief Officer of Aero Technology in Long Beach, California. From 2006 to 2007, she served as a Senior Auditor for PriceWaterhouse Coopers in Los Angeles. From 2003 to 2006, she served as an auditor for Moore Stephens Wurth Frazer and Torbet, LLP (now known as Frazer LLP). Ms. He graduated with a Bachelor of Arts from California State University at Fullerton and is a California Certified Public Accountant. Ms. He’s strong accounting skills and experiences of advising public companies make her well suited to contribute to our Board of Directors.

Mr. Zhongkui Cao, age 64, Independent Director.  Mr. Cao was elected as a director in April 2007. From January 1994 to December 1998, Mr. Cao was President and Chairman of the Board at Baotou Metallurgy Machinery State-owned Asset Management Co. Mr. Cao graduated from Baotou Institute of Iron and Steel in 1974. Mr. Cao’s understanding and experience relating to the Chinese steel industry make him well suited to contribute to our Board of Directors.

Vote Required and Board Recommendation

With regard to the election of directors, votes may be cast for all nominees or withheld from all nominees or any particular nominee. Votes withheld in connection with the election of one or more directors will not be counted as votes for such individuals. Those nominees receiving the five highest numbers of votes at the Annual Meeting will be elected provided that such votes constitute a majority of the votes entitled to vote on the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

It is proposed that our stockholders ratify the appointment by the Audit Committee of Friedman LLP, as our independent registered public accounting firm, for the year ending December 31, 2014.

Approval by the stockholders of the appointment of our independent registered public accounting firm is not required by law, any applicable stock exchange regulation, or by our organizational documents, but the Audit Committee is submitting this matter to stockholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent registered public accounting firm.

We expect representatives of Friedman to attend the Annual Meeting telephonically and such representatives will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

Vote Required and Board Recommendation

The affirmative vote of a majority of votes properly cast on this proposal shall constitute approval of the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Abstentions and broker non-votes will each be counted as present for the purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 3

APPROVAL AND RATIFICATION OF AMENDMENT NO. 4
TO OUR 2008 EQUITY INCENTIVE PLAN

The Board has unanimously adopted a resolution approving, subject to approval by the Company’s stockholders, an amendment to the Company’s 2008 Equity Incentive Plan, as amended (the “2008 Plan”), for the sole purpose of increasing the number of shares of our Common Stock reserved for issuance thereunder from 5,000,000 shares to 6,000,000 shares (“Amendment No. 4”). The Company believes that Amendment No. 4 should prove helpful in attracting, retaining, and motivating valued employees. It is proposed that our stockholders approve and ratify Amendment No. 4.

The 2008 Plan was approved by the Board on June 19, 2008 and by our stockholders on July 25, 2008. Amendment No. 1 to the 2008 Plan was approved by the Board on April 25, 2010 and by our stockholders on June 21, 2010. Amendment No. 2 to the 2008 Plan was approved by the Board on April 25, 2011 and by our stockholders on June 20, 2011. Amendment No. 3 to the 2008 Plan was approved by the Board and by our stockholders on December 27, 2013. We initially reserved a total of 1,000,000 shares of Common Stock for issuance under our 2008 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. Our 2008 Plan is intended to encourage ownership of Common Stock by selected employees, directors and consultants of the Company and our subsidiaries and affiliates and to provide an additional incentive to such employees, directors or consultants to promote our success.

The 2008 Plan is and will continue to be administered by our Compensation Committee. Through November 24, 2014, 3,692,234 awards, net of cancellations, have been made pursuant to the 2008 Plan, all of which were grants of our Common Stock.

This proposal is also being submitted to stockholders for approval to ensure qualification of our 2008 Plan, as amended, under New York Stock Exchange rules and to allow us to grant incentive stock options under the plan. In addition, if Amendment No. 4 is approved by our stockholders and the other conditions of Section 162(m) of the Code relating to performance-based compensation are satisfied, compensation paid to covered employees pursuant to the 2008 Plan will be deductible under Section 162(m) of the Code.

The characteristics of the 2008 Plan are discussed below, and a copy of the 2008 Plan, Amendment No. 1 to the 2008 Plan, Amendment No. 2 to the 2008 Plan, Amendment No. 3 to the 2008 Plan, and Amendment No. 4 are attached hereto as Appendices A, B, C, D, and E, respectively.

Description of Principal Features of our 2008 Plan

We may generally grant five types of awards under our 2008 Plan: restricted stock, stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), phantom stock, stock bonus awards and other awards (including stock appreciation rights). In addition, the Compensation Committee may, in its discretion, make other awards valued in whole or in part by reference to, or otherwise based on, our Common Stock.

We initially reserved a total of 1,000,000 shares of Common Stock for issuance under our 2008 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. Officers, including our named executive officers, employees, directors and consultants are eligible to receive awards under the 2008 Plan, in the discretion of the Compensation Committee. All of our approximate 9,000 employees, and all directors are eligible to participate in the 2008 Plan. To date 3,692,234 awards all in the form of stock grants have been granted under our 2008 Plan. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award agreement, except that awards of restricted stock, phantom stock, stock bonuses and Other Awards (as defined below) other than stock appreciation rights granted in connection with stock options must vest over the minimum periods, if any, required by the 2008 Plan, as described below. The Compensation Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award, provided that the Compensation Committee determines that such acceleration is necessary or desirable in light of extraordinary circumstances. Awards also accelerate automatically under the 2008 Plan upon the occurrence of certain events, as described below under “Other Features of the 2008 Plan.” Because awards under the 2008 Plan are discretionary, it is not possible to determine the size of future awards.

Restricted Stock.  The Compensation Committee may grant restricted shares of our Common Stock to such persons, in such amounts, at such price, if any, and subject to such terms and conditions as the Compensation Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Compensation Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Compensation Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions. If a participant’s employment is terminated “For Cause” (as defined in the 2008 Plan), then the participant will immediately forfeit all shares not vested as of the date of termination.

Stock Options.  Options entitle the holder to purchase shares of Common Stock during a specified period at a purchase price specified by the Compensation Committee. Such price shall not be less than 100% of the fair market value of the shares as determined on the date the option is granted. Each option granted under the 2008 Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Compensation Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price of the shares purchased. The 2008 Plan provides that the Compensation Committee may stipulate in the applicable agreement that the option may be subject to cancellation by the Company. If a participant’s employment is terminated “For Cause”, then the participant will immediately lose the right to exercise any unexercised options.

Phantom Stock.  A phantom stock award is an award of the right to receive upon the vesting date of the award an amount of cash, Common Stock or other property based upon an increase in the value of the shares during the term of the award. Phantom stock awards will be subject to a minimum one year vesting period. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested phantom stock awards.

Stock Bonus Awards.  A stock bonus award is an award of Common Stock made at the discretion of the Committee. Stock bonus awards will only be granted in lieu of salary or cash bonus otherwise payable to a participant. Otherwise, stock bonus awards will be made upon such terms and conditions (if any) as the Committee may determine. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested stock.

Other Awards (including Stock Appreciation Rights).  Other forms of awards (including any stock appreciation rights, referred to as “Other Awards”) valued in whole or in part by reference to, or otherwise based on, shares may be granted either alone or in addition to other awards under the 2008 Plan. Subject to the provisions of the 2008 Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards, except that Other Awards (other than stock appreciation rights granted in connection with stock options) will be subject to a minimum one year vesting period. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. If a participant’s employment is terminated “For Cause,” then the participant will immediately lose the right to exercise any unexercised stock appreciation rights or Other Awards.

Other Features of the 2008 Plan

The 2008 Plan may be amended by our Board, subject to stockholder approval where necessary to satisfy applicable laws or regulatory requirements and for amendments which increase the number of shares available thereunder, materially change the class of persons eligible under the 2008 Plan, would have the effect of materially increasing the benefits accruing to participants under the 2008 Plan, or materially alter the vesting provisions for awards of restricted stock. No award outstanding under our 2008 Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price without the approval of our stockholders.

The 2008 Plan provides that a participant who terminates employment other than for cause, death, disability. or retirement shall generally have three months to exercise the vested portion of his or her award except for NQSOs for which such exercise period shall be six months. If a participant dies or his or her employment ceases due to total and permanent disability (as determined by the Compensation Committee), the award shall become fully exercisable and the participant or his or her representative may generally exercise the award within one year of the participant’s cessation.

The 2008 Plan provides that upon a participant’s retirement (as defined in the 2008 Plan), awards granted to such participant under the 2008 Plan accelerate and become fully vested for 50% of the number of shares covered by the unvested awards and for an additional 10% for every full year of employment beyond ten years. Upon retirement, awards may generally be exercised within one year of retirement to the extent vested upon retirement.

Awards granted under the 2008 Plan are non-transferable, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted by the Compensation Committee.

Awards granted under the 2008 Plan terminate upon our dissolution or liquidation (other than in connection with a merger, consolidation or reorganization). The participant may exercise, immediately prior to the dissolution or liquidation, the award to the extent then exercisable on the date immediately prior to such dissolution or liquidation.

The 2008 Plan provides that if awards are assumed or replaced in a non-hostile change of control and a designated employee (including all of our executive officers) is either terminated other than “For Cause” or leaves for good reason at any time within two years following a non-hostile change of control, his or her awards, as assumed or replaced, will accelerate and become fully vested or exercisable, as the case may be. Options and stock appreciation rights held by the designated employee are then exercisable until the earlier of one year following the designated employee’s termination date and the expiration date of the option or stock appreciation right, as the case may be. The 2008 Plan also provides that if we elect to terminate the 2008 Plan or cash out stock options or stock appreciation rights prior to a non-hostile change of control, then each affected award of executive officers as well as all other employees will accelerate and become fully exercisable immediately prior to the change of control. In the event of a hostile change of control, the 2008 Plan provides that awards to executive officers as well as all other employees, directors and consultants will accelerate and become fully exercisable immediately prior to the change of control.

Certain Federal Income Tax Consequences

Set forth below is a discussion of certain United States federal income tax consequences with respect to awards that may be granted pursuant to the 2008 Plan. The following discussion is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2008 Plan.

Incentive Stock Options.  In general, no taxable income is realized by a participant upon the grant of an ISO. Shares are issued to participants upon the exercise of options (“Option Shares”). If Option Shares are issued to a participant pursuant to the exercise of an ISO and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a “disqualifying disposition”), then, generally, (i) the participant will not realize ordinary income with respect to the option and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain. The amount by which the fair market value of the shares on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s “alternative minimum taxable income.”

If Option Shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares) over the exercise price paid for the Option Shares.

Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NQSO as discussed below.

Nonqualified Stock Options.  In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Option Shares at the time of exercise over the exercise price paid for the Option Shares.

In the event of a subsequent sale of Option Shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the participant’s basis in such Option Shares. The participant’s basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

Restricted Stock.  A participant will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to us. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, we generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares.

Other Types of Awards.  The grant of a stock appreciation right will not result in income for the grantee or in a tax deduction for us. Upon the settlement of such a right or the payment of a stock bonus award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction in the same amount.

Post Amendment 2008 Plan Benefits

The number of securities to be issued during the Company’s fiscal year ending December 31, 2014 under the 2008 Plan after giving effect to Amendment No. 4 cannot presently be determined. The following table sets forth shares issued under the 2008 Plan during the fiscal year ended December 31, 2013:

Name and position	Dollar value ($)	Number of shares
Zuosheng Yu Chief Executive Officer and Chairman of the Board of Directors	177,900	180,000
John Chen Chief Financial Officer, Secretary and Director	51,850	55,000
Angela He Director	14,325	15,000
James Hu Director	14,325	15,000
Zhongkui Cao Director	1,910	2,000
Non-Executives	381,246	397,850

Vote Required and Board Recommendation

The affirmative vote of a majority of votes properly cast at the Annual Meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for the purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL AND
RATIFICATION OF AMENDMENT NO. 4.

PROPOSAL 4

REVERSE STOCK SPLIT

APPROVAL OF AN AMENDMENT (THE “PROPOSED AMENDMENT”) TO OUR ARTICLES OF INCORPORATION, AS AMENDED (THE “ARTICLES OF INCORPORATION”) TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK WHEREBY, AT THE DISCRETION OF THE BOARD, EACH OUTSTANDING 2, 3, or 4 SHARES OF THE COMPANY’S COMMON STOCK WOULD BECOME ONE SHARE OF THE COMPANY’S COMMON STOCK, WITH THE EFFECTIVENESS OF SUCH AMENDMENT, TO BE DETERMINED BY THE BOARD IN ITS DISCRETION, AS PERMITTED UNDER APPLICABLE LAW.

General

The Board has unanimously adopted a resolution approving, subject to approval by the Stockholders, the Proposed Amendment to the Articles of Incorporation, to effect a reverse stock split of the Common Stock, at the discretion of the Board. Under the Proposed Amendment, each outstanding 2, 3, or 4 shares of Common Stock would be combined into and become one share of Common Stock. The effectiveness of the Proposed Amendment will be determined by the Board in its discretion following the Annual Meeting. Approval of the Proposed Amendment will authorize the Board in its discretion to effect one reverse stock split in any of the following ratios: 1:2, 1:3, or 1:4, or to not effect any reverse stock split. The actual timing for implementation, if any, of the reverse stock split will be determined by the Board.

The Board had previously adopted a reverse stock split (“Prior Amendment”), which would have the same effect as the Proposed Amendment, and the stockholders approved such Prior Amendment at the Company’s 2013 annual meeting on December 27, 2013. As the Prior Amendment was approved more than a year ago, but was never effectuated, and there remains a good and proper purpose for effectuating a reverse stock split (as explained below), the Company and the Board believe that the stockholders should reapprove such matter.

Purpose of the Reverse Stock Split

The principal reason for the reverse stock split is to increase the per share trading price of the Common Stock which could help to ensure a share price high enough to satisfy the $1.00 per share minimum price requirement for continued listing on the NYSE, although there can be no assurance that the trading price of the Common Stock would be maintained at such level or that we will be able to maintain the listing of the Common Stock on the NYSE. On October 24, 2014, the Company received notification from NYSE Regulations, Inc., indicating that the Common Stock is subject to potential delisting from the NYSE because the Company’s average closing share price for Common Stock for the prior 30 trading-day period was below the required $1.00 under Section 802.01C of the NYSE Listed Company Manual (the “Pricing Standard”). The Company can regain compliance with the Pricing Standard if on the last trading day of any calendar month within six months following the date the Company received notice from the NYSE that it was not in compliance with the Pricing Standard (the “PS Cure Period”), it has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. The Company advised the NYSE in writing that it intends to cure its non-compliance with the Pricing Standard within the PS Cure Period, and filed a Form 8-K with the SEC and issued a press release, both stating the same.

The Board believes that the delisting of the Common Stock from the NYSE, would likely result in decreased liquidity, thereby increasing the volatility of the trading price, of the Common Stock, a loss of current or future coverage by certain analysts and a diminution of institutional investor interest. The Board also believes that such delisting could also cause a loss of confidence of industry partners, customers and Company employees, which could harm business and future prospects.

If the Common Stock were delisted from the NYSE, the Common Stock would likely still qualify to trade on the OTC Bulletin Board or in the “pink sheets” maintained by the National Quotation Bureau, Inc. The Board believes that in this event, the stockholders would likely find it more difficult to obtain accurate quotations as to the price of the Common Stock, the liquidity of the Company’s stock would likely be further reduced, making it difficult for the Stockholders to buy or sell the Company’s stock at competitive market prices or at all, and support from institutional investors and/or market makers that currently buy and sell the Company’s stock would likely decline further, possibly resulting in a further decrease in the trading price of the Common Stock.

In evaluating whether or not to authorize the reverse stock split, in addition to the considerations described above, the Board also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

The Board considered these factors, and the potential harm of being delisted from the NYSE. The Board determined that continued listing on the NYSE is in the best interest of the Company and the Stockholders, and that a reverse stock split is necessary to attempt to maintain the listing of the Common Stock on the NYSE. The Board believes that stockholder approval of the Proposed Amendment which authorizes the Board to effect a reverse stock split at one of three split ratios (1:2, 1:3, or 1:4), as opposed to approval of a reverse stock at a single specified split ratio, provides the Board with increased flexibility to achieve the principal purpose of the reverse stock split as described above while also seeking to minimize to the extent consistent with this purpose the possible decreased liquidity which may result from a reduction in the number of outstanding shares. In determining the reverse split ratio, the Board will consider numerous factors, including the performance of the Common Stock, the Company’s projected financial performance, prevailing market and industry conditions and general economic and market trends, and will place emphasis on the expected closing price of the Common Stock over the short and longer period following the effectiveness of the reverse stock split with a view to enabling the Company to comfortably meet, for the foreseeable future, the Pricing Standard. Even if the Stockholders approve the reverse stock split, the Company reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of the Company and the Stockholders.

In addition, in determining to authorize the reverse split, the Board considered that a sustained higher per share price of the Common Stock, which may result from the reverse stock split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company, possibly increasing the trading volume and liquidity of the Common Stock or helping to mitigate any decrease in such trading volume and liquidity which might result from the reverse stock split. As a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. However, as noted above, there can be no assurance that the price of the Common Stock would remain above $1.00 per share after the reverse stock split.

There also can be no assurance that, after the reverse stock split, the Company would be able to maintain the listing of the Common Stock on the NYSE. The NYSE maintains several other continued listing requirements currently applicable to the listing of the Common Stock and the Company cannot assure you that it will be able to maintain compliance with all of these requirements or the Pricing Standard.

Stockholders should recognize that if a reverse split is effected, they will own a smaller number of shares than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by 2, 3, or 4, depending on which split ratio is implemented and after giving effect to the cash payments in lieu of fractional shares described above). While the Company expects that the reverse split will result in an increase in the market price of the Common Stock, the reverse split may not increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a permanent increase in the market price (which depends on many factors, including the Company’s performance, prospects, market perception with respect to the reverse stock split and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse split will likely increase the number of the Stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

Principal Effects of the Reverse Stock Split

Number of Shares of Common Stock and Corporate Matters

The reverse stock split would have the following effects on the Common Stock and securities convertible into or exercisable for shares of the Common Stock:

•	Each 2, 3, or 4 shares of the Common Stock, depending on the reverse split ratio determined by our Board, owned by a stockholder immediately prior to the reverse split would become one share of Common Stock after the reverse split;
•	The number of shares of the Common Stock issued and outstanding would be reduced from approximately 60,922,382 shares of (excluding 2,472,306 shares of treasury stock) to approximately 30,461,191, 20,307,460, or 15,230,595 shares, depending on whether the split ratio determined by the Board is 1:2, 1:3, or 1:4, respectively;
•	The Common Stock subject to warrants issued by the Company will automatically be proportionately adjusted for the reverse stock split so that the aggregate exercise price thereunder remains unchanged (i.e., the adjusted exercise price times number of warrant shares will remain unchanged); and
•	The number of shares of the Common Stock subject to stock options or similar rights authorized under the Company’s stock option plans and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio and the number of shares of the Common Stock subject to stock options granted to our directors, officers and employees under such plans, and the per share exercise price of these options, will automatically be proportionately adjusted for the reverse stock split so that the aggregate exercise price thereunder remains unchanged (i.e., the adjusted exercise price times number of options will remain unchanged).

Upon effectiveness of the reverse stock split, the number of authorized shares of the Common Stock that are not issued and outstanding would increase from approximately 139,077,618 shares (excluding treasury shares) to approximately 169,538,809, 179,692,540, or 184,769,405 shares, depending on whether the split ratio determined by the Board 1:2, 1:3, or 1:4, respectively. We will continue to have a total of 200,000,000 authorized shares of the Common Stock and 50,000,000 authorized shares of preferred stock, 3,092,899 shares of which are issued and designated as Series A Preferred Stock.

The reverse stock split will affect all of the Stockholders uniformly and will not change the proportionate equity interests of the Stockholders, nor will the respective voting rights and other rights of the Stockholders be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split. As described below, the Stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Common stock issued and outstanding pursuant to the reverse stock split will remain fully paid and non-assessable.

Cash Payment in Lieu of Fractional Shares

We will not issue fractional certificates for post-reverse stock split shares in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold of record immediately prior to the effective time of the reverse stock split a number of shares not evenly divisible by 2, 3, or 4 (depending on whether the split ratio determined by the Board is 1:2, 1:3, or 1:4, respectively), will be entitled, upon surrender to the exchange agent of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the reverse stock split) of the Common Stock, as reported by the NYSE during the ten consecutive trading days ending on the trading day immediately prior to the date on which the reverse stock split becomes effective as described below in the first paragraph under “Procedure for Effecting Reverse Stock Split and Exchange of Certificates.” If such price is not available, the fractional share payment will be based on the average of the last bid and ask prices of the Common Stock on such days (as adjusted to reflect the reverse stock split) or other price determined by the Board. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where the Stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, the Stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The reverse stock split will not affect the total amount of the Stockholders’ equity on our balance sheet. However, because the par value of the Common Stock will remain unchanged, the components that make up total Stockholders’ equity will change by offsetting amounts. As a result of the reverse stock split, the stated capital component will be reduced to an amount approximately equal to ½,  1/3 or ¼ of its present amount (depending on whether the split ratio determined by the Board is 1:2, 1:3, or 1:4, respectively), after giving effect to the cash payments in lieu of fractional shares described above, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of the Common Stock will be increased as a result of the reverse stock split because there will be fewer shares of the Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the reverse stock split.

Potential Anti-Takeover Effects

If the Proposed Amendment is approved by the Stockholders and the reverse stock split is implemented, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of our Board, including a transaction that may be favored by a majority of the Stockholders or in which the Stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, our Board could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in our Board or such a transaction. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate the shares of the Common Stock or obtain control of us, nor is it part of a plan by our management to recommend a series of similar amendments to our Board and the Stockholders.

Our Board does not intend to use the reverse stock split as a part of, or first step in, a “going private” transaction pursuant to Rule 13e-3 of the Exchange Act.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Stockholders approve the Proposed Amendment and the Board determines that a reverse stock split continues to be in the best interests of the Company and the Stockholders, the Board will determine the split ratio (1:2, 1:3, or 1:4) to be implemented, and we will file the Proposed Amendment reflecting that ratio with the Secretary of State of the State of Nevada. The reverse stock split will become effective as of 5:00 p.m. eastern time on the date of such filing, which time on such date will be referred to as the “effective time.” Except as described above under “Cash Payment in Lieu of Fractional Shares,” at the effective time, each 2, 3, 4 shares (depending on whether the split ratio determined by the Board is 1:2, 1:3, or 1:4, respectively) of the Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of the Stockholders, be combined into and become one share of the Common Stock and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Our transfer agent, Securities Transfer Corporation, will act as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to the Stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares of the Common Stock they hold as a consequence of the reverse stock split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Even if the Stockholders approve a reverse stock split, the Company reserves the right not to effect the reverse stock split if in the opinion of the Board it would not be in the best interests of the Company and the Stockholders.

No Appraisal Rights

Under applicable law, the Stockholders will not be entitled to exercise appraisal rights in connection with the reverse stock split, and the Company will not independently provide the Stockholders with any such right.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of the Common Stock. This summary addresses only such Stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular Stockholders in light of their individual circumstances or to the Stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign Stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split.

Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares. See “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute long-term capital gain or loss if the holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 5

NON-BINDING ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

In accordance with recent legislation and rules adopted by the SEC, we are providing stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers. Our overall executive compensation policies and procedures are described in the tabular and narrative disclosures regarding compensation of our Named Executive Officers (together with the accompanying narrative disclosure) in this Proxy Statement. Our compensation policies and procedures are centered on a pay-for-performance culture and the Company believes that such policies and procedures are strongly aligned with the long-term interests of our stockholders. The Compensation Committee, which is comprised entirely of independent directors oversees our executive compensation program and monitors our policies to ensure they continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

The Compensation Committee bases its executive compensation decisions on certain objectives, including the following:

•	Total compensation targets are designed to be competitive with the companies and markets in which we compete;
•	Pay is generally performance-based, with our overall performance judged both against internal goals and the performance of competitors;
•	A pay-for-performance culture links compensation to both individual and collective performance and will result in differentiated compensation;
•	A substantial percentage of total compensation is variable, or “at risk”, both through annual incentive compensation and the granting of long-term incentive awards; and
•	Equity incentive awards are used to align the interests of management with those of our stockholders.

We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our stockholders.

The past year was one of significant strategic and financial accomplishments. Among our key accomplishments were the following:

•	Longmen Joint Venture, the major facility of the Company, was elected by the Ministry of Industry and Information Technology of the People’s Republic of China (the “MIIT”) as the only qualified enterprise in Shaanxi Priovince and was included in the MIIT’s List of Enterprises Fulfilling the Iron and Steel Industry Specifications. This List includes a highly-selected group of large and medium steel manufacturers that have met or exceeded more stringent national requirements and standards on environmental protection and energy consumption; and
•	In 2013, the Company constructed two additional Advanced-Rebar-Rolling production lines at Longmen Joint Venture. These two production lines began operations in July and November 2013, and expanded the Company’s total annual continuous rebar rolling capacity by 2.1 million metric tons. The two new production lines should help the Company reduce overall production cost up to RMB 150 million per year by eliminating intermediate transportation, re-heating, and outsourced-processing costs.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC and described in the Proxy Statement under the heading “Executive Compensation”, including the compensation tables and the narrative discussion is hereby APPROVED.”

Because your vote on this proposal is advisory, it will not be binding on our Board. However, the Compensation Committee and our Board will consider the outcome of the vote when making future compensation decisions. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our Named Executive Officer compensation as disclosed in this Proxy Statement, the compensation committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

APPENDIX A — 2008 EQUITY INCENTIVE PLAN

GENERAL STEEL HOLDINGS, INC.

2008 Equity Incentive Plan

1. Purpose; Establishment

The General Steel Holdings, Inc. 2008 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of shares of the Company’s Common Stock by selected Employees, Directors, and Consultants of the Company and its Affiliates and to provide an additional incentive to those Employees, Directors, and Consultants to promote the success of the Company and its Affiliates. The Plan has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of July 25, 2008.

2. Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b) “Agreement” shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

(c) “Award” shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus, Stock Appreciation Right or Other Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean, at the discretion of the Board of Directors, the full Board of Directors or the Compensation Committee of the Board of Directors.

(g) “Company” shall mean General Steel Holdings, Inc., a Nevada corporation.

(h) “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(i) “Consultant” shall mean any individual or entity who is performing advisory or other consulting services for the Company.

(j) A “Corporate Change in Control” shall be deemed to have occurred:

(i) upon the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act and Treas. Reg. §1.409A-3(i)(5)) (“Treasury Regulation”) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act and the Treasury Regulation (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or

(ii) at such time as individuals who as of January 1, 2009 constitute the Board of Directors (the “Incumbent Board”) cease during any 12-month period for any reason to constitute a majority of the Board of Directors, provided that any person becoming a director subsequent to January 1, 2009 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (unless such individual is an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act and the Treasury Regulation); or

(iii) the occurrence of any other event which is considered a Corporate Change in Control under the Treasury Regulation.

(k) “Corporate Transaction” shall mean the following unless and until the transaction becomes a Corporate Change in Control:

(i) a reorganization, recapitalization, merger or consolidation unless more than fifty percent (50%) of the Company’s outstanding voting stock or the voting stock of the corporation resulting from the transaction (or the parent of such corporation) is held subsequent to the transaction by the persons who held the stock of the Company immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a successor in interest to the business of the Company.

(l) “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(m) “Designated Employee” shall mean an Employee designated by the Committee, in its sole discretion, as a “Designated Employee” for purposes of the Plan at any time prior to the effective date of a Corporate Transaction.

(n) “Director” shall mean a member of the Board of Directors.

(o) “Effective Date” shall mean July 25, 2009.

(p) “Employee” shall mean an individual employed by the Company or an Affiliate as a common law employee (determined under the regular personnel policies, practices and classifications of the Company or the Affiliate, as applicable). An individual is not considered an Employee for purposes of the Plan if the individual is classified as a consultant or contractor under the Company or an Affiliate’s regular personnel classifications and practices, or if the individual is a party to an agreement to provide services to the Company or an Affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax, coverage requirements under Section 410(b) of the Code, nondiscrimination requirements under Section 401(a)(4) of the Code or other legal purposes.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the NYSE Arca) on which such shares are traded on the date of grant, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the date of grant. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors or the Committee in accordance with the Treasury Regulation. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an incentive stock option.

(t) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(u) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

(v) “Other Award” shall mean an award granted pursuant to Section 11.

(w) “Participant” shall mean an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan.

(x) “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive in cash, shares or other property an amount, the value of which is related to the Fair Market Value of a share of Common Stock.

(y) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 and which is subject to restrictions as set forth in Section 8(d).

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(aa) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(bb) “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise), over (i) if the Stock Appreciation Right is not related to an Option, the purchase price of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the purchase price of a share of Common Stock specified in the related Option, and pursuant to such further terms and conditions as are provided under Section 11.

(cc) “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

(dd) Treasury Regulation” shall mean the regulations under 26 U.S.C. §1.409A and any section or subsection thereof specified herein.

(ee) “Vesting Date” shall mean the date established by the Committee on which an Award shall vest.

3. Stock Subject to the Plan

(a) Shares Available for Awards.  The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Adjustment for Change in Capitalization.  In the event that any dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, unless otherwise determined by the Committee in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any outstanding Award, and (4) the maximum number of shares subject to Awards which may be awarded to any Participant during any tax year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

(c) Adjustment for Change or Exchange of Shares for Other Consideration.  In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event (“Transaction”), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each outstanding Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each outstanding Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the outstanding Award would have been changed or exchanged had they been held by a shareholder of the Company.

(d) Reuse of Shares.  The following shares of Common Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; (2) any shares of Restricted Stock forfeited and (3) any previously owned or withheld shares of Common Stock obtained by the Participant pursuant to an Award and received by the Company in exchange for Option shares upon a Participant’s exercise of an Option, as permitted under Section 7(c)(ii).

4. Administration of the Plan

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also (a) accelerate the date on which any Award granted under the Plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances and does not trigger the application of §409A of the Internal Revenue Code of 1986, as amended (“Code”). Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a Transaction or other change in the Company’s capitalization) without the approval of the Company’s stockholders.

5. Eligibility

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such Employees (including officers of the Company, whether or not they are members of the Board of Directors), Directors and Consultants as the Committee shall select from time to time. The grant of an Award hereunder in any year to any Employee, Director or Consultant shall not entitle such person to a grant of an Award in any future year.

6. Awards Under the Plan; Agreements

The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses, Stock Appreciation Rights and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7. Options

(a) Identification of Options.  Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Each Option shall state the number of shares of the Common Stock to which it pertains. Incentive Stock Options may only be granted to Employees.

(b) Exercise Price.  Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. Subject to Section 7(d) (if applicable), the option exercise price per share shall be determined by the Committee at the time of grant and shall be in an amount at least equal to the Fair Market Value on the date of grant.

(c) Term and Exercise of Options.

(i) Each Option shall become exercisable at the pre-determined time or times determined by the Committee or upon the achievement of the performance objectives determined by the Committee, in each case as set forth in the applicable Agreement. Subject to Section 7(d) (if applicable), the expiration date of each Option shall be ten (10) years from the date of the grant thereof, or at such earlier or later time as the Committee shall expressly state in the applicable Agreement.

(ii) An Option shall be exercised by delivering written notice of exercise to the Company on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and which exercise method shall be used, as determined by the Committee in its sole discretion, and the Committee may approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Common Stock already owned by the Participant on the date of surrender to the extent the shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant, (iii) by check or payroll deduction or (iv) any combination of the foregoing.

(iii) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(iv) An Agreement may stipulate that an Option which becomes exercisable shall be subject to cancellation. In such event, the Committee shall determine the date or dates, or event or events, upon which such cancellation shall become effective, as the case may be, and those provisions shall be set forth in the applicable Agreement.

(d) Limitations on Incentive Stock Options.

(i) The exercise price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Common Stock as determined on the date of grant.

(ii) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(e) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

8. Restricted Stock

(a) Price.  At the time of the grant of shares of Restricted Stock that do not represent deferred compensation, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b) Vesting Date.  At the time of the grant of shares of Restricted Stock, the Committee may establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c) Conditions to Vesting.  At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d) Restrictions on Transfer Prior to Vesting.  Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(e) Dividends on Restricted Stock.  The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f) Issuance of Certificates.  Following the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to the General Steel Holdings, Inc. 2008 Equity Incentive Plan.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(g) Consequences of Vesting.  Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h) Effect of Termination of Employment or Service.  Except as set forth in Section 12(c), (d) or (e) or as set forth in the applicable Agreement, upon the termination of a Participant’s employment or service, for any reason other than For Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company together with any dividends paid on such shares; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment or service, notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(i) In the event of the termination of a Participant’s employment or service For Cause, any and all shares which have not vested shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

(j) Special Provisions Regarding Awards.  Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees, Consultants or Directors may be based on the attainment of performance goals pre-established by the Committee. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9. Phantom Stock

(a) General.  Grants of units of Phantom Stock may be granted by the Committee in its discretion, provided that any such Award shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award.

(b) Vesting Date.  At the time of the grant of units of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such units (subject to the provisions of Section 9(a) hereof). The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such unit shall vest.

(c) Benefit Upon Vesting.  Upon the vesting of a unit of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such unit vests, an amount, in cash and/or shares of Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the unit of Phantom Stock was granted and terminating on the date on which such unit vests.

(d) Conditions to Vesting.  At the time of the grant of units of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(e) Effect of Termination of Employment or Service.  Except as set forth in Section 12(c), (d) or (e) or as otherwise provided in the applicable Agreement, units of Phantom Stock that have not vested, together with any dividends credited on such units, shall be forfeited upon the Participant’s termination of employment or service, for any reason.

(f) Special Provisions Regarding Awards.  Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees, Consultants or Directors may be based on the attainment of performance criteria as described in Section 8(j), in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award shall be paid to a Covered Employee, Consultant or Director, until the attainment of the respective performance measures have been certified by the Committee.

10. Stock Bonuses

Stock Bonus Awards may be granted by the Committee in its discretion, provided that any such Award shall be granted only in lieu of salary or cash bonuses payable to the Participant and shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable. Each Stock Bonus Award granted hereunder shall be payable within the earlier of (i) two and one half months after the end of the fiscal year of the Company it is granted, or (ii) the date the related salary or cash bonus was otherwise to be paid.

11. Other Awards; Stock Appreciation Rights

(a) Other forms of Awards (including any Stock Appreciation Rights, hereinafter “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Other Awards may be granted by the Committee in its discretion, provided that any such Other Award shall (except as otherwise provided in Section 12, 13 or 14 hereof or with respect to Stock Appreciation Rights granted in connection with an Option) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. Subject to the provisions of the Plan (including those set forth in the preceding sentence), the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

(b) A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

(c) A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive cash payment of any amount computed pursuant to Section 11(f). Such Option will, to the extent surrendered, then cease to be exercisable.

(d) In the case of Stock Appreciation Rights granted in relation to Options, if the Appreciation Right covers as many shares as the related Option, the exercise of a related Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Option, when a portion of the related Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Option.

(e) Subject to Section 11(k) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(f) Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) The number of shares as to which such Stock Appreciation Rights will have been exercised.

Notwithstanding anything herein to the contrary, payment of any Stock Appreciation Rights shall comply with §409A of the Internal Revenue Code of 1986, as amended.

(g) A Stock Appreciation Right granted without relationship to an Option will be payable at such times as are specified in the Plan or any separate Agreement with the Participant, but in no event after ten years from the date of grant.

(h) A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Rights will have been exercised.

(i) Notwithstanding subsections (f) and (h) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant’s Stock Appreciation Right granted hereunder.

(j) Payment of the amount determined under subsections (f) and (h) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that full payment will be made in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(k) The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right, to prevent the application of tax Code §409A or as it may otherwise deem advisable.

12. Termination of Employment or Service

(a) A Participant who ceases (for any reason other than death, total and permanent disability, Retirement or termination of employment For Cause) to be an Employee, Consultant or Director of the Company or of an Affiliate may exercise any Option, Stock Appreciation Right or Other Award to the extent that such Award has vested on the date of such termination. Except for Nonqualified Stock Options which shall be exercisable only within six (6) months after such date of termination, and except as set forth in the next sentence or as otherwise set forth in the Plan, such Option, Stock Appreciation Right or Other Award shall be exercisable only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Award, unless the Committee shall set forth a different period in the applicable Agreement. For purposes of the Plan, employment or service shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate. If any Option, Stock Appreciation Right or Other Award is not exercised following the Participant’s termination within the time specified, the Award shall terminate and the shares covered by such Option, Stock Appreciation Right or Other Award shall revert to the Plan.

(b) A Participant whose employment or service with the Company or an Affiliate is terminated For Cause shall forthwith immediately upon notice of such termination cease to have any right to exercise any Award, and the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, termination “For Cause” shall be deemed to include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by a Participant of any provision of any employment, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or an Affiliate. The determination of the Committee as to the existence of circumstances warranting a termination For Cause shall be conclusive. Any definition in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of For Cause and which is in effect at the time of such termination, shall supersede the definition in the Plan with respect to the Participant.

(c) If a Participant ceases to be an Employee, Consultant or Director of the Company or of an Affiliate by reason of total and permanent disability, as determined by the Committee, any Award held by him or her on the date of disability shall be fully exercisable as of the date of such cessation. A disabled Participant may exercise such Award only within a period of one (1) year after the date of such cessation or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s total and permanent disability within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, a Participant shall be deemed to have a total and permanent disability if such Participant is entitled to receive benefits under the applicable long-term disability program of the Company, or, if no such program is in effect with respect to such Participant, if the Participant has become totally and permanently disabled within the meaning of Section 409A(a)(2)(c) of the Code.

(d) If a Participant dies while the Participant is an Employee, Consultant or Director of the Company or of an Affiliate, any Award held by him at the date of death shall be fully exercisable as of the date of the Participant’s death. A deceased Participant’s legal representatives or one who acquires the Award by will or by the laws of descent and distribution may exercise such Award only within a period of one (1) year after the date of death or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the award. If any Award is not exercised following the Participant’s death within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan.

(e) Unless otherwise set forth in the applicable Agreement and to be applicable only to Participants who are Employees, immediately upon a Participant’s Retirement, such individual’s then unvested Awards, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Awards and for an additional ten percent (10%) of the number of shares covered by such unvested Awards for every full year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining amount of the unvested Award.

Except as set forth in the following paragraph, upon Retirement of a Participant, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding Awards to the extent vested only within a period of one (1) year after the date of Retirement or within such different period as may be determined by the Committee and set forth in the applicable Agreement or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s Retirement within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of this second paragraph of Section 12(e), the term “Retirement” as to any Employee of the Company or any of its Affiliates shall mean such person’s leaving the employment of the Company and its Affiliates after reaching age 55 with ten (10) years of service with the Company or its Affiliates, but not including pursuant to any termination For Cause or pursuant to any termination for insufficient performance, as determined by the Company.

Upon Retirement of a Participant who is required to file statements with respect to securities of the Company pursuant to Section 16 of the Securities Exchange Act of 1934, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding options held by such Participant, to the extent vested as of the retirement date, that are Nonqualified Stock Options for a period equal to the shorter of (x) the remaining term of the applicable option on the retirement date; or (y) three (3) years from the retirement date. If any such option is not exercised following the Participant’s Retirement within the time specified, such Nonqualified Stock Option shall terminate and the shares covered by such Nonqualified Stock Option shall revert to the Plan. For purposes of this third paragraph of Section 12(e), the term “Retirement” shall mean such termination of his or her service or employment with the Company and its affiliates after reaching age 55 and having either (i) ten (10) years of total service with the Company or its affiliates or (ii) reached any age limit over the age of 55 that has been established by the Board of Directors of the Company as the required age for retirement, but not including pursuant to any termination For Cause, as determined by the Company.

(f) Leave of Absence.  A Participant to whom an Award has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on a permitted leave of absence for any purpose, shall not, during the period of any such absence, be deemed by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate except as the Committee may otherwise expressly provide in the applicable Agreement.

13. Effect of Corporate Transaction

(a) Options.  In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option under the Plan either (i) make appropriate provisions for the Options to be assumed by the successor corporation or its parent or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or its parent; or (ii) upon written notice to the Participants provide that all Options must be exercised and the Plan will terminate (all Options having been made fully exercisable as set forth below in this Section 13(f); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options (all Options having been made fully exercisable as set forth below in this Section 13) over the aggregate Option price thereof. Each outstanding Option under the Plan which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same.

(b) Other Awards.  In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Award (other than an Option) under the Plan either (i) make appropriate provisions for the Awards to be assumed by the successor corporation or its parent or be replaced with comparable Awards with respect to the successor corporation or its parent; (ii) provide that such Awards shall be fully vested and exercisable, as applicable, prior to such Corporate Transaction and, to the extent that such Awards (other than awards of Restricted Stock) are not exercised prior to such Corporate Transaction, shall terminate upon the consummation of the Corporate Transaction or (iii) terminate all such Awards in exchange for a cash payment equal to the then aggregate Fair Market Value of the shares subject to such Award (all Awards having been made fully exercisable as set forth below in this Section 13), less any applicable exercise price.

(c) Involuntary Employment Action.  If at any time within two (2) years of the effective date of a Corporate Transaction there is an Involuntary Employment Action with respect to any Designated Employee, each then outstanding Award assumed or replaced under this Section and held by such Designated Employee (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Employment Action, automatically accelerate so that each such Award shall immediately become fully vested or exercisable, as applicable. Upon the occurrence of an Involuntary Employment Action with respect to a Designated Employee, any outstanding Options or Stock Appreciation Right held by such Designated Employee (and his or her permitted transferees) shall be exercisable within one (1) year of the Involuntary Employment Action or, if earlier, within the originally prescribed term of the Option or Stock Appreciation Right. An “Involuntary Employment Action” as to an Designated Employee shall mean the involuntary termination of the Designated Employee’s employment with the Company or an Affiliate other than For Cause, or the termination by the Designated Employee of his employment with the Company and its Affiliates upon the occurrence, without the Participant’s express written consent, of any of the following circumstances unless such circumstances are corrected (provided such circumstances are capable of correction): (i) any adverse and material alteration and diminution in the Participant’s position, title or responsibilities (other than a mere change in title or reporting relationship) as they existed immediately prior to the Corporate Transaction or as the same may be increased from time to time thereafter, (ii) a reduction of the Participant’s annual base salary or targeted bonus opportunity, in each case as in effect on the date prior to the Corporate Transaction or as the same may be increased from time to time thereafter, or (iii) relocation of the offices at which the Participant is employed which increases the Participant’s daily commute by more than 100 miles on a round trip basis.

(d) Determination of Comparability.  The determination of comparability under this Section shall be made by the Committee and its determination shall be final, binding and conclusive.

(e) Other Adjustments.  The class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted by the Committee to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

(f) Termination of the Plan.  In the event the Company terminates the Plan or elects to cash out Options or Stock Appreciation Rights in accordance with clauses (ii) and (iii) of paragraph (a) or (b) of this Section 13, then the exercisability of each affected Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Transaction, become fully vested and may be exercised prior to such Corporate Transaction for all or any portion of such Award. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence.

14. Acceleration Upon Corporate Change in Control

In the event of a Corporate Change in Control then the exercisability or vesting of each Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Change in Control, become fully vested or exercisable for the full number of shares of the Common Stock purchasable under an Option to the extent not previously exercised and may be exercised for all or any portion of such shares within the originally prescribed term of the Option.

15. Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(b), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16. No Employment Rights; No Right to Award

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17. Securities Matters

(a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18. Withholding Taxes

Whenever cash is to be paid pursuant to an Award, the Company or Affiliate by which the Participant is employed shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company or Affiliate by which the Participant is employed in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

19. Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

20. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

With respect to an Incentive Stock Option, the Participant holding such Option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition. Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21. Amendment or Termination of the Plan

No amendment to the Plan which (i) increases the number of shares of Common Stock issuable under the Plan (ii) materially changes the class of persons eligible to participate in the Plan, (iii) would have the effect of materially increasing the benefits accruing under the Plan to Participants or (iv) materially alters the provisions of the second paragraph of Section 4 shall be effective without approval by the stockholders of the Company. Except as set forth in the preceding sentence, the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall also be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award. Notwithstanding anything herein to the contrary, any amendment shall be invalid if it triggers taxation under §409A or otherwise violates sections of the Internal Revenue Code of 1986, as amended, under which the Plan otherwise intends to comply, including, but not limited to §83, §421 and §422.

22. Transferability

Awards granted under the Plan shall not be transferable by a participant other than (i) by will or by the laws of descent and distribution, or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Award shall be exercisable, during a Participant’s lifetime, only by the Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Award, shall be null and void. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

23. Dissolution or Liquidation of the Company

Upon the dissolution or liquidation of the Company other than in connection with transactions to which Section 13 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of a Participant or one who acquired an Award by will or by the laws of descent and distribution have not otherwise terminated and expired, the Participant or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right to exercise such Award has accrued as of the date immediately prior to such dissolution or liquidation. Awards of Restricted Stock that have not vested as of the date of such dissolution or liquidation shall be forfeited as of the date of such dissolution or liquidation.

24. Effective Date and Term of Plan

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless extended or earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. No extension of the Plan shall operate to permit the grant of Incentive Stock options following the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

25. Applicable Law

The Plan shall be construed and enforced in accordance with the law of the State of Nevada, without reference to its principles of conflicts of law, except to the extent that federal law supersedes such state law.

26. Participant Rights

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

27. Unfunded Status of Awards

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

28. No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

29. Beneficiary

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

30. Interpretation

The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

31. Severability

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

32. Miscellaneous

The foregoing General Steel Holdings, Inc. 2008 Equity Incentive Plan was duly adopted by the Board of Directors of the Company on the 19th day of June, 2008 and approved by the stockholders on July 25, 2008.

APPENDIX B

GENERAL STEEL HOLDINGS, INC.

AMENDMENT NO. 1 TO 2008 EQUITY INCENTIVE PLAN

This General Steel Holdings, Inc. (the “Company”) Amendment No. 1 to 2008 Equity Incentive Plan (“Amendment No. 1 to the 2008 Plan”) is intended to increase the amount of available shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) that may be granted to selected Employees, Directors, and Consultants of the Company and its Affiliates which are intended to provide an additional incentive to promote the success of the Company and its Affiliates. This Amendment No. 1 to the 2008 Plan has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of June 21, 2010.

RECITALS

WHEREAS, the 2008 Equity Incentive Plan (the “2008 Plan”) was approved by the Board of Directors and the stockholders of the Company and was made effective as of July 25, 2008;

WHEREAS, the 2008 Plan was Amended at the annual meeting of stockholders held on June 21, 2010 (“Amendment No. 1 to the 2008 Plan”); and

WHEREAS, the Board of Directors of the Company has decided it is in the best interest of the Company to increase the number of available shares of the Company’s Common Stock that may be granted under the 2008 Plan from 1,000,000 to 2,000,000.

TERMS AND CONDITIONS

NOW, THEREFORE, the 2008 Plan is hereby amended as follows. Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2008 Plan.

1. Section 3(a) of the 2008 Plan, as amended by Amendment No. 1 to the 2008 Plan, is hereby amended by deleting “1,000,000” and replacing it with “2,000,000”.

2. The term “the Plan” as used in the 2008 Plan shall mean the 2008 Plan as amended by this Amendment No. 1 to the 2008 Plan.

3. Except as otherwise provided herein, the 2008 Plan shall continue in full force and effect.

B-1

APPENDIX C

GENERAL STEEL HOLDINGS, INC.

AMENDMENT NO. 2 TO 2008 EQUITY INCENTIVE PLAN

This General Steel Holdings, Inc. (the “Company”) Amendment No. 2 to 2008 Equity Incentive Plan (“Amendment No. 2 to the 2008 Plan”) is intended to increase the amount of available shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) that may be granted to selected Employees, Directors, and Consultants of the Company and its Affiliates which are intended to provide an additional incentive to promote the success of the Company and its Affiliates. This Amendment No. 2 to the 2008 Plan has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of June 20, 2011.

RECITALS

WHEREAS, the 2008 Equity Incentive Plan (the “2008 Plan”) was approved by the Board of Directors and the stockholders of the Company and was made effective as of July 25, 2008;

WHEREAS, the 2008 Plan was Amended at the annual meeting of stockholders held on June 21, 2010 (“Amendment No. 1 to the 2008 Plan”); and

WHEREAS, the Board of Directors of the Company has decided it is in the best interest of the Company to increase the number of available shares of the Company’s Common Stock that may be granted under the 2008 Plan from 2,000,000 to 3,000,000.

TERMS AND CONDITIONS

NOW, THEREFORE, the 2008 Plan is hereby amended as follows. Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2008 Plan.

1. Section 3(a) of the 2008 Plan, as amended by Amendment No. 1 to the 2008 Plan, is hereby amended by deleting “2,000,000” and replacing it with “3,000,000”.

2. The term “the Plan” as used in the 2008 Plan shall mean the 2008 Plan as amended by Amendment No. 1 to the 2008 Plan and this Amendment No. 2 to the 2008 Plan.

3. Except as otherwise provided herein, the 2008 Plan shall continue in full force and effect.

C-1

APPENDIX D

GENERAL STEEL HOLDINGS, INC.

AMENDMENT NO. 3 TO 2008 EQUITY INCENTIVE PLAN

This General Steel Holdings, Inc. (the “Company”) Amendment No. 3 to 2008 Equity Incentive Plan (“Amendment No. 3 to the 2008 Plan”) is intended to increase the amount of available shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) that may be granted to selected Employees, Directors, and Consultants of the Company and its Affiliates which are intended to provide an additional incentive to promote the success of the Company and its Affiliates. This Amendment No. 3 to the 2008 Plan has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of December 27, 2013.

RECITALS

WHEREAS, the 2008 Equity Incentive Plan (the “2008 Plan”) was approved by the Board of Directors and the stockholders of the Company and was made effective as of July 25, 2008;

WHEREAS, the 2008 Plan was Amended at the annual meeting of stockholders held on June 21, 2010 (“Amendment No. 1 to the 2008 Plan”);

WHEREAS, the 2008 Plan was Amended at the annual meeting of stockholders held on June 20, 2011 (Amendment No. 2 to the 2008 Plan”); and

WHEREAS, the Board of Directors of the Company has decided it is in the best interest of the Company to increase the number of available shares of the Company’s Common Stock that may be granted under the 2008 Plan from 3,000,000 to 5,000,000.

TERMS AND CONDITIONS

NOW, THEREFORE, the 2008 Plan is hereby amended as follows. Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2008 Plan.

1. Section 3(a) of the 2008 Plan, as amended, is hereby amended by deleting “3,000,000” and replacing it with “5,000,000”.

2. The term “the Plan” as used in the 2008 Plan shall mean the 2008 Plan as amended by Amendment No. 1 to the 2008 Plan, Amendment No. 2 to the 2008 Plan, and this Amendment No. 3 to the 2008 Plan.

3. Except as otherwise provided herein, the 2008 Plan shall continue in full force and effect.

D-1

APPENDIX E

GENERAL STEEL HOLDINGS, INC.

AMENDMENT NO. 4 TO 2008 EQUITY INCENTIVE PLAN

This General Steel Holdings, Inc. (the “Company”) Amendment No. 4 to 2008 Equity Incentive Plan (“Amendment No. 4”) is intended to increase the amount of available shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) that may be granted to selected Employees, Directors, and Consultants of the Company and its Affiliates which are intended to provide an additional incentive to promote the success of the Company and its Affiliates. This Amendment No. 4 has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of December 29, 2014.

RECITALS

WHEREAS, the 2008 Equity Incentive Plan (the “2008 Plan”) was approved by the Board of Directors and the stockholders of the Company and was made effective as of July 25, 2008;

WHEREAS, the 2008 Plan was Amended at the annual meeting of stockholders held on June 21, 2010 (“Amendment No. 1 to the 2008 Plan”);

WHEREAS, the 2008 Plan was further Amended at the annual meeting of stockholders held on June 20, 2011 (“Amendment No. 2 to the 2008 Plan”);

WHEREAS, the 2008 Plan was further Amended at the annual meeting of stockholders held on December 27, 2013 (“Amendment No. 3 to the 2008 Plan”); and

WHEREAS, the Board of Directors of the Company has decided it is in the best interest of the Company to increase the number of available shares of the Company’s Common Stock that may be granted under the 2008 Plan from 5,000,000 to 6,000,000.

TERMS AND CONDITIONS

NOW, THEREFORE, the 2008 Plan is hereby amended as follows. Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2008 Plan.

1. Section 3(a) of the 2008 Plan, as amended, is hereby amended by deleting “5,000,000” and replacing it with “6,000,000”.

2. The term “the Plan” as used in the 2008 Plan shall mean the 2008 Plan as amended by Amendment No. 1 to the 2008 Plan, Amendment No. 2 to the 2008 Plan, Amendment No. 3 to the 2008 Plan, and this Amendment No. 4.

3. Except as otherwise provided herein, the 2008 Plan shall continue in full force and effect.

E-1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR ALL Nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Zuosheng Yu 02 John Chen 03 James Hu 04 Angela He 05 Zhongkui Cao

NOTE: The proxies may also, in their discretion, consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000222592_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

GENERAL STEEL HOLDINGS, INC.
Annual Meeting of Stockholders
December 29, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Zuosheng Yu and John Chen proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of General Steel Holdings, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time on December 29, 2014, at Level 21, Tower B, Jiaming Center, No. 27 Dong San Huan North Road, Chaoyang District, Beijing, China, 100020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000222592_2 R1.0.0.51160